CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CK3

                             UNDERWRITING AGREEMENT

                                  June 12, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
Eleven Madison Avenue
New York, New York 10010

MCDONALD INVESTMENTS INC.
800 Superior Avenue
Cleveland, Ohio 44114

FIRST UNION SECURITIES, INC.
One First Union Center
Charlotte, North Carolina  28288

SALOMON SMITH BARNEY INC.
388 Greenwich Street, 11th Floor
New York, New York  10013

Ladies and Gentlemen:

     1. Introductory. Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), proposes to form a commercial mortgage trust (the "Trust"), which will issue securities entitled Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK3, certain classes of which securities the Depositor proposes to sell to you hereunder (such classes of such securities to be sold hereunder, collectively, the "Certificates"). Each Certificate will evidence a fractional undivided, percentage interest or beneficial interest in the Trust. The terms on which the Trust will issue the Certificates will be specified in the Prospectus (as defined herein). The property of the Trust will consist of a pool of 169 mortgage loans (collectively, the "Mortgage Loans") that will be purchased by the Depositor from Column Financial, Inc. ("Column"), KeyBank National Association ("KeyBank") and First Union National Bank ("First Union" and, collectively with Column and Key Bank, the "Mortgage Loan Sellers"), respectively, pursuant to separate Mortgage Loan Purchase Agreements (each, a "Mortgage Loan Purchase Agreement"). The assets of the Trust are collectively referred to herein as the "Trust Fund". The Mortgage Loans will be transferred to the Trust, and the Certificates will be issued, respectively, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer (in such capacity, the "Master Servicer") and special


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servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank
Minnesota, N.A., as trustee (the "Trustee").

     The offering of the Certificates made pursuant to the Registration Statement (as defined herein) will be made through you as underwriters. This Agreement provides for the sale of such Certificates to, and the purchase and offering thereof by, you, as underwriters (the "Underwriters" and, each of you individually, an "Underwriter"). Schedule I shall specify the principal balance of each class of the Certificates to be issued and any terms thereof not otherwise specified in the Pooling and Servicing Agreement, the classes of Certificates subject to this Agreement, the price at which such Certificates are to be purchased by the Underwriters from the Depositor and the aggregate amount of Certificates to be purchased by you. The offering of the Certificates will be governed by this Agreement.

     2. Representations and Warranties of the Depositor. The Depositor represents and warrants to you as of the date hereof as follows:

          (a) a registration statement on Form S-3, including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), in the form heretofore delivered to you, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective; such registration statement (including all post-effective amendments thereto, but excluding any related Computational Materials and ABS Term Sheets (each as defined in Section 8(a) below) previously filed or to be filed and any Computational Materials and ABS Term Sheets relating to securities other than the Certificates), and the prospectus relating to the sale of the Certificates offered thereby by the Depositor and constituting a part of such registration statement, as such prospectus is from time to time amended or supplemented (including any prospectus filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission (the "Rules and Regulations") under the Act), are respectively referred to herein as the "Registration Statement" and the "Base Prospectus"; the conditions to the use of a registration statement on Form S-3 under the Act and the conditions of Rule 415 under the Act have been satisfied with respect to the Registration Statement; the Registration Statement complies in all material respects with the Act and the Rules and Regulations; and no other amendment to the Registration Statement (other than any amendment thereof by reason of Rule 429) will be filed which shall be reasonably disapproved by you promptly after reasonable notice thereof;

          (b) there is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information; the Commission has not issued any stop order suspending the effectiveness of the Registration Statement and have not instituted or, to the Depositor's knowledge, threatened any proceeding for that purpose; and the Depositor has not received notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or with respect to any initiation or threat of any proceeding for such purpose;

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          (c) the Registration Statement (i) on its effective date and on the date of the then most recently filed Prospectus Supplement conformed in all respects to the requirements of the Act and the Rules and Regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on the date hereof will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Base Prospectus and the supplement to the Base Prospectus prepared pursuant to Section 5(a) below (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus"), together will all amendments thereof and supplements thereto, on the date hereof and on the Specified Delivery Date (as defined in Section 3 below), will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing does not apply to (A) the information contained in or omitted from the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written or electronic information furnished to the Depositor by any Underwriter specifically for use therein, (B) the information contained in or omitted from the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and conformity with (1) the Master Tape (it being acknowledged that the Master Tape was used to prepare the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 to the Prospectus Supplement and the accompanying diskette), (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement, or (3) any other information concerning the characteristics of the Mortgage Loans, the related obligors on the Mortgage Loans (the "Borrowers") or the related mortgaged real properties securing the Mortgage Loans (the "Mortgaged Properties") furnished electronically or in writing to the Depositor or the Underwriters by any Mortgage Loan Seller in connection with the preparation of the Prospectus, or any amendment thereof or supplement thereto, (C) the information regarding the Mortgage Loans, the Borrowers, the Mortgaged Properties and/or the Mortgage Loan Sellers contained in or omitted from the Prospectus Supplement, or any amendment thereof or supplement thereto, under the headings "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Underlying Mortgage Loans", on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) except for Depositor Mathematical Errors (as defined in Section 7), the information contained in or omitted from any Computational Materials and/or ABS Term Sheets (each as defined in Section 8(a) hereof), or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement or the Prospectus (or any amendment thereof or supplement thereto). The "Master Tape" consists of the compilation of underlying information and data regarding the Mortgage Loans covered by the Independent Accountants Report on Applying Agreed Upon

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     Procedures dated June 12, 2001, as supplemented to the Closing Date, and rendered by Arthur Andersen LLP;

          (d) the Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as described in the Prospectus and now conducted by it, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Depositor, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business;

          (e) the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Certificates conform, or will conform as of the Specified Delivery Date, to the description thereof contained in the Registration Statement and the Prospectus; and the Certificates, on the Specified Delivery Date, will be duly and validly authorized and, when such Certificates are duly and validly executed by the Depositor or the Trustee, authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement;

          (f) the Depositor is not in violation of its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material and adverse to the Depositor or which violation or default would have a material adverse effect on the performance by the Depositor of its obligations under this Agreement, the Pooling and Servicing Agreement or the Mortgage Purchase Loan Agreements; and the issue and sale of the Certificates and the compliance by the Depositor with all of the provisions of the Certificates, this Agreement and the Pooling and Servicing Agreement, and the execution and delivery by the Depositor of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are within the corporate power of the Depositor and have been, or will have been, duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery by the Depositor of such instruments, nor the consummation by the Depositor of the transactions herein or therein contemplated, nor the compliance by the Depositor with the provisions hereof or thereof, did, does or will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Depositor, (B) conflict with any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, (C) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound or (D) except as contemplated by the Pooling and Servicing Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                                       4

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          (g) there are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, either of the Mortgage Loan Purchase Agreements or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements, (iii) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability against the Depositor of, this Agreement, the Pooling and Servicing Agreement, any of the Mortgage Loan Purchase Agreements or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Certificates described in the Prospectus;

          (h) there has not been any material adverse change in the business, operations, financial condition, properties or assets of the Depositor since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements;

          (i) there are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

          (j) the Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Depositor has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Depositor;

          (k) this Agreement has been duly authorized, executed and delivered by the Depositor; and, assuming due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport or are construed to provide indemnification from liabilities under applicable securities laws.

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          (l) on the Specified Delivery Date, the Pooling and Servicing
     Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Depositor and will be legal, valid and binding agreements of the Depositor, enforceable against the Depositor in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

          (m) all approvals, authorizations, consents, orders or other actions of any person, corporation or other organizations, or of any court, governmental agency or body or official (except with respect to the state securities or "blue sky" laws of various jurisdictions) required in connection with the valid and proper authorization, issuance, offering and sale of the Certificates pursuant to this Agreement and the Pooling and Servicing Agreement have been or will be taken or obtained on or prior to the Specified Delivery Date;

          (n) at the Specified Delivery Date, each of the Mortgage Loans will meet the criteria for selection described in the Prospectus Supplement;

          (o) neither the Depositor nor the Trust Fund is, and neither the sale of the Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Depositor or the Trust Fund to be an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

          (p) at the time of the execution and delivery of the Pooling and Servicing Agreement, the Depositor (A) except as disclosed in the Prospectus, will convey to the Trustee, or cause to be conveyed to the Trustee, all of the Depositor's right, title and interest in and to the Mortgage Loans being transferred to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens") granted by or imposed upon the Depositor, (B) will not have assigned to any other person any of its right, title or interest in the Mortgage Loans or in the Pooling and Servicing Agreement or the Certificates, and (C) will have the power and authority to transfer or cause the transfer of the Mortgage Loans to the Trustee and to sell the Certificates to the Underwriters. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans except to the extent disclosed in the Prospectus, and upon delivery to the Underwriters of the Certificates pursuant hereto, each Underwriter will have good title to the Certificates purchased by such Underwriter, in each case free of Liens granted by or imposed upon the Depositor;

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          (q) under generally accepted accounting principles and for federal income tax purposes, the Depositor will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Certificates;

          (r) the consideration received by the Depositor upon the sale of the Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Certificates;

          (s) the Depositor will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Certificates to the Underwriters;

          (t) the Depositor is not selling the Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Depositor;

          (u) at the Specified Delivery Date, the respective Classes of Certificates shall have been assigned ratings no lower than those set forth in Schedule I hereto by the nationally recognized statistical rating organizations identified in Schedule I hereto (the "Rating Agencies"); and

          (v) any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement and the Certificates payable by the Depositor (other than income taxes) have been paid or will be paid at or prior to the Specified Delivery Date.

     3. Purchase, Sale and Delivery of Certificates. The closing for the purchase and sale of the Certificates contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule I hereto, or such later date as shall be mutually acceptable to the Underwriters and the Depositor (such date and time of purchase and sale of the Certificates being herein called the "Specified Delivery Date"). Delivery of the Certificates will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"). Each class of Certificates will be represented by one or more definitive global certificates to be deposited by or on behalf of the Depositor with DTC. Delivery of the Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price for the Certificates to or upon the order of the Depositor by wire transfer of immediately available funds or by such other method as may be acceptable to the Depositor.

     The Depositor agrees to have the Certificates available for inspection by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Specified Delivery Date.

     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus. It is further understood that the Depositor, in reliance upon Policy Statement 105, has not filed and will not file an offering statement pursuant to Section 352-e of the General Business Law of the State of New York with respect to the Certificates. As required by Policy Statement 105, each Underwriter therefore

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covenants and agrees with the Depositor that sales of the Certificates made by such Underwriter in the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.

     5. Covenants of the Depositor. The Depositor covenants and agrees with you that:

          (a) the Depositor has prepared and/or shall prepare (and shall file with the Commission pursuant to Rule 424 under the Act) a Prospectus Supplement setting forth the amount of Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Certificates are to be purchased by the Underwriters from the Depositor, either the initial public offering price or the method by which the price at which such Certificates are to be sold will be determined, the selling concessions and reallowances, if any, and such other information as you and the Depositor deem appropriate in connection with the offering of such Certificates, but the Depositor shall not file any amendments to the Registration Statement as in effect with respect to the Certificates (other than an amendment by reason of Rule 429 under the Act), or any amendments or supplements to the Prospectus, unless it has first delivered copies of such amendments or supplements to you and given you a reasonable opportunity to review the same, or if you have reasonably objected thereto promptly after receipt thereof; the Depositor shall immediately advise you or your counsel (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement (other than an amendment by reason of Rule 429 under the Act) has been filed or has become or will become effective or any supplement to the Prospectus or any amended Prospectus, in each case relating to the Certificates specified in Schedule I has been filed and will furnish you with copies thereof, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information relating to the Certificates and (iii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Certificates or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or "blue sky" law, as soon as the Depositor is advised thereof, and shall use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued. Subject to the Underwriters' compliance with their obligations set forth in Section 8 below, the Depositor shall file with the Commission a Current Report on Form 8-K including any Computational Materials and ABS Term Sheets provided to it by any Underwriter pursuant to Section 8 below not later than the date on which such Current Report is required to be filed with the Commission;

          (b) if, at any time when the Prospectus is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Depositor shall prepare and file with the Commission, at its expense and subject to clause

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     (a) above, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance;

          (c) the Depositor shall make generally available to the holders of the Certificates (the "Certificateholders"), in each case as soon as practicable, earning statements covering (i) a period of 12 months beginning not later than the first day of the Trust's fiscal quarter next following the effective date of the Registration Statement and (ii) a period of 12 months beginning no later than the first day of the Trust's fiscal quarter next following the date hereof, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission with respect to the Certificates. The Depositor shall cause the Pooling and Servicing Agreement to require the Trustee to furnish or make available, within a reasonable time after the end of each calendar year, to each holder of a Certificate at any time during such year, such information as the Depositor deems necessary or desirable to assist Certificateholders in preparing their federal income tax returns;

          (d) the Depositor shall furnish to you, without charge, signed copies of the Registration Statement (including exhibits thereto), the Prospectus, and all amendments and supplements to such documents relating to the Certificates, in each case as soon as available and in such quantities as you reasonably request;

          (e) the Depositor shall arrange for the qualification of the Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as you designate and shall continue such qualifications in effect so long as required for the distribution; provided, however, that neither the Depositor nor the Trust shall be required to qualify to do business in any jurisdiction where it is now not qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is now not subject to service of process;

          (f) the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of (i) the Term Sheet for the Joint Conduit Securitizations between Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Prudential Mortgage Capital Company, LLC, Column Financial, Inc. and KeyBank National Association, as supplemented and modified by the Term Sheet for the Joint Securitizations among Column Financial, Inc., Credit Suisse First Boston Corporation and KeyBank National Association for Calendar Year 2001, together with (ii) the term sheet dated May 31, 2001, among Credit Suisse First Boston, KeyBank and First Union, entitled CSFB 2001-CK3 Terms Relating to Joint Securitization between Credit Suisse First Boston, KeyBank National Association and First Union National Bank;

          (g) to the extent that the Pooling and Servicing Agreement provides that the Underwriters are to receive any notices or reports, or have any other rights thereunder, the Depositor will cause the Pooling and Servicing Agreement to provide that the Underwriters are to be third-party beneficiaries and that it may not be amended in any

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     manner that would materially adversely affect such rights of the
     Underwriters without their consent; and

          (h) during the period when a prospectus is required by law to be delivered in connection with the sale of the Certificates pursuant to this Agreement, the Depositor shall file, or cause the Trustee to file on behalf of the Trust, on a timely and complete basis, all documents that are required to be filed by the related Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     6. Conditions to the Obligations of the Underwriters. The obligation of each Underwriter to purchase and pay for its allotment of the Certificates subject to this Agreement will be subject to the accuracy of the representations and warranties on the part of the Depositor as of the date hereof and the Specified Delivery Date, to the accuracy of the statements of the Depositor made pursuant to the provisions thereof, to the performance by the Depositor in all material respects of its obligations hereunder and to the following additional conditions precedent:

          (a) You shall have received from Arthur Andersen LLP, certified public accountants, letters dated the date of the Prospectus Supplement and the date of any preliminary version of the Prospectus Supplement delivered to prospective investors in the Certificates (a "Preliminary Prospectus Supplement" and, together with the accompanying form of the Base Prospectus, a "Preliminary Prospectus"), respectively, and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, stating in effect that, using the assumptions and methodology used by the Depositor, all of which shall be described in such letters, they have recalculated such numbers and percentages set forth in the Prospectus Supplement and any Preliminary Prospectus Supplement as the Underwriters may reasonably request and as are agreed to by Arthur Andersen LLP, compared the results of their calculations to the corresponding items in the Prospectus Supplement and any Preliminary Prospectus Supplement, respectively, and found each such number and percentage set forth in the Prospectus Supplement and any Preliminary Prospectus Supplement, respectively, to be in agreement with the results of such calculations.

          (b) all actions required to be taken and all filings required to be made by the Depositor under the Act prior to the Specified Delivery Date shall have been duly taken or made; and prior to the Specified Delivery Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Depositor or any Underwriter, shall be contemplated by the Commission;

          (c) unless otherwise specified in Schedule I, the Certificates subject to this Agreement and offered by means of the Registration Statement shall be rated the ratings specified in Schedule I, and shall not have been lowered or placed on any credit watch with a negative implication for downgrade;

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          (d) you shall have received an opinion of in-house counsel to the
     Depositor, dated the Specified Delivery Date, in substantially the same form as Exhibit A attached hereto;

          (e) you shall have received opinions and a letter of Sidley Austin Brown & Wood, special counsel to the Depositor, dated the Specified Delivery Date, in substantially the same forms as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, attached hereto;

          (f) you shall have received an opinion of in-house counsel to Column, dated the Specified Delivery Date, in substantially the same form as Exhibit C attached hereto;

          (g) you shall have received an opinion of Sidley Austin Brown & Wood, special counsel to Column, dated the Specified Delivery Date, in substantially the same form as Exhibit D attached hereto;

          (h) you shall have received an opinion of in-house counsel to KeyBank, the Master Servicer and the Special Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit E attached hereto;

          (i) you shall have received an opinion and a letter of Polsinelli Shalton & Welte, P.C., special counsel to KeyBank, dated the Specified Delivery Date, in substantially the same forms as Exhibit F-1 and Exhibit F-2, respectively, attached hereto;

          (j) you shall have received an opinion of Phillips, Lytle, Hitchcock, Blaine & Huber, special counsel to KeyBank, the Master Servicer and the Special Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit G attached hereto;

          (k) you shall have received an opinion of in-house counsel to First Union, dated the Specified Delivery Date, in substantially the same form as Exhibit H attached hereto;

          (l) you shall have received opinions and a letter of Cadwalader Wickersham & Taft, special counsel to First Union, dated the Specified Delivery Date, in substantially the same forms as Exhibit I-1, Exhibit I-2 and Exhibit I-3, respectively, attached hereto;

          (m) you shall have received opinions of counsel to the Trustee, dated the Specified Delivery Date, in substantially the same forms as Exhibit J-1 and Exhibit J-2, respectively, attached hereto;

          (n) you shall have received from the counsel referred to in clauses 6(d) through 6(m) above copies of any other opinions rendered thereby to the rating agencies identified on Schedule I hereto in connection with the issuance of the Certificates, together with reliance letters, dated the Specified Delivery Date, authorizing you to rely on those opinions as if they were addressed to you;

          (o) each of you shall have received from your counsel a favorable opinion, dated the Specified Delivery Date, covering such matters as you may reasonably request relating to the issuance of the Certificates;

          (p) you shall have received a certificate or certificates signed by one or more duly authorized officers of the Depositor, dated the Specified Delivery Date, in substantially the same forms as Exhibit K-1 and Exhibit K-2;

          (q) you shall have received a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Specified Delivery Date, in substantially the same form as Exhibit L;

          (r) you shall have received a certificate of the Master Servicer and Special Servicer, signed by one or more duly authorized officers of the Master Servicer and Special Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit M; and

          (s) Column, KeyBank and First Union shall have sold the Mortgage Loans to the Depositor, pursuant to the Mortgage Loan Purchase Agreements; and

          (t) all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to you and your counsel, and you and your counsel shall have received such additional information, certificates and documents as you or they may have reasonably requested.

     7. Indemnification.

          (a) The Depositor shall indemnify and hold harmless each Underwriter, each of its officers and each of its directors and each person, if any, that controls any Underwriter within the meaning of the Act or the Exchange Act against any expenses, losses, claims, damages or liabilities, joint or several, as incurred, to which such Underwriter or any such officer, director or controlling person may become subject, under the Act or otherwise, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Depositor shall reimburse, as incurred, each Underwriter and each such officer, director and controlling person for any legal or other expenses reasonably incurred by such Underwriter and each such officer, director and controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action; provided, however, that the Depositor shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability (A) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with written or electronic information furnished to the Depositor by any Underwriter specifically for use therein (the "Underwriters' Information"),
     (B) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with (1) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Preliminary Prospectus Supplement and the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 thereto and the accompanying diskette), (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (3) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished electronically or in writing to the Depositor or the Underwriters by any Mortgage Loan Seller in connection with the preparation of any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto, or (C) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (other than a Depositor Mathematical Error (as defined below)) made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) with respect to the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers under the headings "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Underlying Mortgage Loans" therein, on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or
     (D) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (other than Depositor Mathematical Error) made in any Computational Materials or ABS Term Sheets (or any amendments thereof or supplements thereto) furnished to prospective investors and made a part of, or incorporated by reference into, the Registration Statement or in any Preliminary Prospectus or the Prospectus (or any amendment thereof or supplement thereto); and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such expense, loss, claim, damage or liability purchased the Certificates which are the subject thereof if such Underwriter did not deliver to such person a copy of the Prospectus (or the Prospectus as most recently amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act, the Depositor has previously furnished to such Underwriter copies thereof in sufficient quantity and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as most recently amended or supplemented) and such correction would have cured the defect giving rise to any such expense, loss, claim, damage, liability or action.

     The Depositor and the Underwriters acknowledge that the following statements constitute the only Underwriters' Information furnished in writing or electronically by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus or any Preliminary Prospectus: the second sentence of the second paragraph, and the only sentence of the sixth paragraph, on the cover of each of the Prospectus Supplement and any Preliminary Prospectus Supplement; the entire subsection entitled "Summary of Prospectus Supplement--Relevant Parties--Underwriters" in each of the Prospectus Supplement and any Preliminary Prospectus Supplement; and the first sentence of the fourth paragraph, and the second sentence of the fifth paragraph, under the heading "Underwriting" in each of the Prospectus Supplement and any Preliminary Prospectus Supplement.

     A "Depositor Mathematical Error" consists of any untrue statement or omission made in the Prospectus Supplement, any Preliminary Prospectus Supplement or, if it was developed or approved by the Depositor or Credit Suisse First Boston Corporation, any ABS Term Sheet as a result of an error in the manipulation of, or any calculations based upon, or any aggregation (other than an aggregation made in the Master Tape) of, the numerical, financial and/or statistical information regarding the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers contained in the Master Tape or otherwise provided to the Depositor by any Mortgage Loan Seller.

          (b) Each Underwriter shall severally, and not jointly, indemnify and hold harmless the Depositor, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of the Act or the Exchange Act against any expenses, losses, claims, damages or liabilities, as incurred, to which the Depositor or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, and shall reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action, in each case insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus Supplement, the Prospectus Supplement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii)(A) any untrue statement or alleged untrue statement of any material fact (other than a Depositor Mathematical Error) contained in the Computational Materials or ABS Term Sheets, as applicable, that such Underwriter provides to its respective potential investors, or (B) the omission or the alleged omission to state therein a material fact required to be stated therein or which, when read together with any Preliminary Prospectus Supplement and the Prospectus Supplement, is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no Underwriter shall be liable for any such loss, claim, damage, liability, cost or expense that arises out of an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto), except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written or electronic information relating to such Underwriter furnished to the Depositor by such Underwriter specifically for use in such document; and provided, further, that no Underwriter shall be liable to the extent that any expense, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Computational Materials or ABS Term Sheets (or any amendment thereof or supplement thereto) made in reliance upon and in conformity with (A) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Computational Materials and ABS Term Sheets),
     (B) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (C) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Underwriters by the Depositor or any Mortgage Loan Seller (the error in the Master Tape or any such other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers or the breach in such representations and warranties that gave rise to such untrue statement or omission, a "Collateral Error"), except to the extent that a Mortgage Loan Seller or the Depositor notified such Underwriter in writing of such Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any case, a "Corrected Collateral Error") prior to the time of confirmation of sale to the person that purchased the Certificates that are the subject of any such loss, claim, damage, liability, cost or expense, or action in respect thereof, and such Underwriter failed to deliver to such person corrected Computational Materials or ABS Term Sheets (or, if the superseding or correcting information was contained in the Prospectus, failed to deliver to such person the Prospectus as amended or supplemented) at or prior to confirmation of such sale to such person. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) so furnished to the Depositor by a particular Underwriter shall relate exclusively to and be, to the extent provided herein, the several responsibility of such Underwriter and no other Underwriter.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than in this Section 7. In case any such action is brought against any indemnified party, after such indemnifying party has been notified of the commencement thereof, such indemnifying party shall be entitled to participate therein (at its own expense), and, to the extent that it may wish, shall be entitled to assume the defense thereof (jointly with any other indemnifying party similarly notified) with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal fees or expenses of separate counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel satisfactory to the indemnified party (in which case the fees and expenses of separate counsel shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

          (d) If recovery is not available under Section 7(a) or Section 7(b) for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution from the Depositor (in the case of Section 7(a)) or one or more Underwriters (in the case of Section 7(b)), as applicable, for the expenses, losses, claims, damages and/or liabilities intended to be covered under the relevant

     Section, as incurred, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand and each Underwriter on the other from the offering of the Certificates subject to this Agreement (taking into account the portion of the proceeds of the offering realized by each). In the event contribution according to the foregoing sentence is not permitted by law, in determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in connection with the offering of the Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The amount paid or payable by an indemnified party as a result of the expenses, losses, claims, damages or other liabilities referred to in this Section 7 shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim except where the indemnified party is required to bear such expenses, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that it is reasonable to believe that the indemnifying party will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution agreements contained in this
     Section 7 shall remain operative and in full force and effect regardless of
     (i) any termination of this Agreement, (ii) any investigation made by the Depositor, any Underwriter, any of their respective directors or officers, or any person controlling the Depositor or any Underwriter, and (iii) acceptance of and payment for any of the Certificates.

          (g) The obligations of the Depositor under this Section 7 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Depositor and to each person, if any, who controls the Depositor within the meaning of the Act.

     8. Computational Materials.

          (a) The Underwriters agree to provide to the Depositor not later than 10:30 a.m., New York time, on the Business Day before the date on which a Current Report on Form 8-K is required to be filed by the Depositor with the Commission pursuant to the No-Action Letters (as defined below) (each, a "Current Report") five complete copies of all materials that have been provided by the Underwriters to prospective investors in the Certificates and that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 and issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 and issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 and issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together with the Kidder Letters, the "No-Action Letters"), and the Underwriters acknowledge that the filing of such materials is a condition of relief granted in such letter (such materials, the "Computational Materials" and the "ABS Term Sheets," respectively); provided, however, that any ABS Term Sheets are subject to the review and approval of the Depositor prior to their distribution to any prospective investors, and a copy of all such ABS Term Sheets and Computational Materials as are delivered to prospective investors shall, in addition to the foregoing delivery requirements, be delivered to the Depositor simultaneously with delivery thereof to prospective investors. Each delivery of Computational Materials and ABS Term Sheets to the Depositor pursuant to this Section 8(a) shall be effected by delivering four copies of such materials to counsel for the Depositor on behalf of the Depositor and one copy of such materials to the Depositor. No Underwriter shall provide to any investor or prospective investor in the Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials or ABS Term Sheets are required to be provided to the Depositor pursuant to this subsection (a) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Depositor in accordance with this subsection (a)) for filing pursuant to
     Section 5(a), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

          (b) As of the date of this Agreement and as of the Specified Delivery Date, each of the Underwriters represents and warrants to, and agrees with, the Depositor and with each other Underwriter that: (i) the Computational Materials and ABS Term Sheets furnished to the Depositor pursuant to Section 8(a) above by such Underwriter, if any, constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter that is required to be filed with the Commission with respect to the Certificates in accordance with the No-Action Letters, and such Computational Materials and ABS Term Sheets comply with the requirements of the No-Action Letters; (ii) on the date any such Computational Materials and ABS Term Sheets developed by such Underwriter with respect to such Certificates (or any written or electronic materials furnished to prospective investors on which such Computational Materials and ABS Term Sheets are based) were last furnished by such Underwriter to a prospective investor and on the date of delivery thereof to the Depositor pursuant to Section 8(a) above and on such Specified Delivery Date, such Computational Materials and ABS Term Sheets (or materials) were accurate in all material respects when read in conjunction with the Prospectus (taking into account the assumptions explicitly set forth in the Computational Materials), except to the extent of any errors therein that are caused by Collateral Errors (other than Corrected Collateral Errors) or Depositor Mathematical Errors; (iii) such Underwriter will not represent to potential investors that any Computational Materials and ABS Term Sheets were prepared or disseminated on behalf of the Depositor; and (iv) all Computational Materials and ABS Term Sheets (or underlying materials distributed to prospective investors on which the Computational Materials and ABS Term Sheets were based) shall bear a legend substantially in the form of Exhibit N or as otherwise reasonably approved by the Depositor in writing. Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether any Computational Materials and ABS Term Sheets (or any written or electronic materials furnished to prospective investors on which the Computational Materials and ABS Term Sheets are based), if any, included or will include any inaccurate statement resulting directly from any Collateral Errors (other than Corrected Collateral Errors) or Depositor Mathematical Errors.

          (c) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. In the event that any Computational Materials and ABS Term Sheets that are required to be filed were based on assumptions with respect to the Mortgage Loans that are incorrect or that differ from the Master Tape in any material respect prior to the printing of the Prospectus, the Underwriters shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the information in the Master Tape and the final Certificate structuring assumptions, shall circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated orally to the Underwriters they would purchase all or any portion of the Certificates, and shall include such revised Computational Materials or ABS Term Sheets (marked "as revised") in the materials delivered to the Depositor pursuant to Section 8(a) above.

          (d) If, within the period during which a prospectus relating to the Certificates is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Depositor or the related Underwriter, to contain a material error or, when read together with the Prospectus, a material omission, then (unless such material error or omission was corrected in the Prospectus) such Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials or ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to such Underwriter they would purchase all or any portion of the Certificates, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials or ABS Term Sheets (marked, "as corrected") to the Depositor for filing with the Commission in a subsequent Form 8-K submission ( which filing the Depositor shall so complete subject to its obtaining an accountant's comfort letter, to the extent applicable, in respect of such corrected Computational Materials and ABS Term Sheets, which the parties acknowledge shall be at the expense of the Mortgage Loan Sellers). As of the date that any Underwriter disseminates any Computational Materials or ABS Term Sheets, such Underwriter shall not have any knowledge or reason to believe that such Computational Materials or ABS Term Sheets disseminated by it contained any material error or, when read together with the Prospectus, any material omission and each Underwriter agrees to promptly notify the Depositor of any such material error or omission of which such Underwriter becomes aware. Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether any Computational Materials or ABS Term Sheets (or any written or electronic materials furnished to prospective investors on which the Computational Materials or ABS Term Sheets are based) included or will include any inaccurate statement resulting directly from any Collateral Error (other than a Corrected Collateral Error).

          (e) Each Underwriter shall be deemed to have represented, as of the Specified Delivery Date, that, except for Computational Materials and ABS Term Sheets provided to the Depositor pursuant to subsection (a) above, such Underwriter did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters.

          (f) In the event of any delay in the delivery by any Underwriter to the Depositor of Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (a) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 5(a), the Depositor shall have the right to delay the release of the Prospectus to investors or to the Underwriters, to delay the Specified Delivery Date and to take other appropriate actions in each case as necessary in order to allow the Depositor to comply with its agreement set forth in Section 5(a) to file the Computational Materials and ABS Term Sheets by the time specified therein.

          (g) Each Underwriter further represents and warrants that, if and to the extent it has provided any prospective investors with any Computational Materials or ABS Terms Sheets prior to the date hereof in connection with the offering of the Certificates, all of the conditions set forth in clauses (a), (c), (d) and (f) above have been satisfied with respect thereto.

          (h) Computational Materials and ABS Term Sheets may be distributed by the Underwriter through electronic means in accordance with SEC Release No. 33-7233 or other applicable laws or regulations.

     9. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Certificates hereunder and the aggregate principal amount of Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Certificates to be purchased hereunder, Credit Suisse First Boston Corporation may make arrangements satisfactory to the Depositor for the purchase of such Certificates by other persons, but if no such arrangements are made by the Specified Delivery Date, Credit Suisse First Boston Corporation shall be obligated to purchase the Certificates that such defaulting Underwriter agreed but failed to purchase hereunder. If any Underwriter so defaults and the aggregate principal amount of Certificates with respect to which such default occurs exceeds 10% of the total principal amount of Certificates to be purchased hereunder and arrangements satisfactory to the non-defaulting Underwriters and the Depositor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor, except as provided in
Section 5(f) and Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for a Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     10. Termination of the Obligations of the Underwriters. (a) Any Underwriter may terminate its obligations under this Agreement by notice to the Depositor, at any time at or prior to the Specified Delivery Date if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Depositor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Depositor shall be unable to perform its obligations under this Agreement.

          (b) The obligations of any Underwriter to purchase on the Specified Delivery Date its allocation of the Certificates described in Schedule I shall be terminable by such Underwriter if (i) at any time on or prior to the Specified Delivery Date (A) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or there shall have been any setting of minimum prices for trading on such exchange, (B) a general moratorium on commercial banking activities in New York shall have been declared by any Federal or New York State authorities,
     (C) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in your judgment as representative of such Underwriters, impracticable to consummate the transactions contemplated herein or is such as would materially and adversely affect the marketability of or the market price for such Certificates or (D) any change or any development involving a prospective change occurs, materially and adversely affecting (1) the Trust Fund taken as a whole or (2) the business or properties of the Depositor, which, in the reasonable judgment of such Underwriter, in the case of either (1) or (2), materially impairs the investment quality of the Certificates or (ii) any representation or warranty of another party shall be incorrect in any material respect.

     11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements by the Depositor and of the several Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of such Underwriters, the Depositor or any of its officers or directors or any controlling person, and shall survive delivery of and payment of the related Certificates.

     If this Agreement is terminated pursuant to Section 10 above or if for any reason the purchase by the Underwriters of the Certificates described Schedule I is not consummated, the obligations of the Depositor and the Underwriters pursuant to Section 7 above shall remain in effect.

     12. Notices. All communications hereunder shall be in writing and, if sent to Credit Suisse First Boston Corporation, shall be mailed, delivered or telecopied to it at Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010, Attention: Transactions Advisory Group, Telecopy No.: (212) 892-0776; if sent to McDonald Investments, Inc., shall be mailed, delivered or telecopied to it at McDonald Investments Inc., 800 Superior Avenue, Cleveland, Ohio 44114, Attention: Joseph Chinnici, Telecopy No.: (216) 443-2951 (with a copy to Robert C. Bowes at KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, Telecopy No.: (216) 689-5681); if sent to First Union Securities, Inc., shall be mailed, delivered or telecopied to it at First Union Securities, Inc., One First Union Center, Charlotte, North Carolina 28288, Attention: William J. Cohane, Telecopy No.: (704) 383-7639; if sent to Salomon Smith Barney Inc., shall be mailed, delivered or telecopied to it at Salomon Smith Barney Inc., 388 Greenwich Street, 11th Floor, New York, New York 10013, Attention: Angela Vleck, Telecopy No.: (212) 816-8307; or, if sent to the Depositor, shall be mailed, delivered or telecopied to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010, Attention: Jeffrey Altabef, Telecopy No.: (212) 743-5227; or, in the case of any of the foregoing parties, to such other address as may be furnished by such party to the other parties.

     13. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 above, and their successors and assigns, and no other person shall have any right or obligation hereunder. No purchaser of any Certificates from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Depositor and the Underwriters in accordance with its terms. Alternatively, the execution of this Agreement by the Depositor and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telegraphic or other written communications.

                                       Very truly yours,


                                       CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE SECURITIES CORP.,
                                       as Depositor

                                       By:
                                            -----------------------------------
                                       Name:
                                       Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION,
as Underwriter

By:
    ---------------------------------
Name:
Title:


McDONALD INVESTMENTS INC.,
as Underwriter

By:
    ---------------------------------
Name:
Title:

FIRST UNION SECURITIES, INC.,
as Underwriter

By:
    ---------------------------------
Name:
Title:


SALOMON SMITH BARNEY INC.,
as Underwriter

By:
    ---------------------------------
Name:
Title:

                                   SCHEDULE I

Certificates: Commercial Mortgage Pass-Through certificates, Series 2001-CK3, Class A-1, A-2, A-3, A-4, B, C and D.


Closing: 10:00 A.M., June 13, 2001, at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022.


Prospectus: Prospectus Supplement dated June 12, 2001 and Base Prospectus dated June 5, 2001 (Registration Statement No.: 333-53012)

Total Principal Amount of Certificates:  $974,824,000 (approximate)

Total Principal Amount:
-----------------------
           Class A-1           $  50,000,000
           Class A-2           $ 105,500,000
           Class A-3           $ 127,040,000
           Class A-4           $ 582,406,000
           Class B             $  42,262,000
           Class C             $  56,348,000
           Class D             $  11,268,000

Ratings (Moody's Investors Service, Inc./Fitch Inc.):
-----------------------------------------------------

           Class A-1              Aaa/AAA
           Class A-2              Aaa/AAA
           Class A-3              Aaa/AAA
           Class A-4              Aaa/AAA
           Class B                Aa2/AA
           Class C                 A2/A
           Class D                 A3/A-

Initial Pass-Through Rates:
---------------------------

           Class A-1             5.2600%
           Class A-2             6.0400%
           Class A-3             6.4000%
           Class A-4             6.5300%
           Class B               6.6800%
           Class C               6.8600%
           Class D               6.9800%

Price (Expressed as a Percentage of Par):
-----------------------------------------
           Class A-1          100.000000%
           Class A-2          100.503777%
           Class A-3          100.509603%
           Class A-4          100.519446%
           Class B            100.484375%
           Class C            100.500000%
           Class D            100.515625%

                                                        CERTIFICATES PURCHASED


                                             CLASS A-1        CLASS A-2       CLASS A-3        CLASS A-4
                                             PRINCIPAL        PRINCIPAL       PRINCIPAL        PRINCIPAL
         UNDERWRITER                          AMOUNT           AMOUNT          AMOUNT           AMOUNT
         -----------                      ------------    -------------    -------------    -------------
Credit Suisse First Boston Corporation    $ 40,000,000    $  95,500,000    $  95,040,000    $ 507,406,000
McDonald Investments Inc.                 $ 10,000,000    $  10,000,000    $  12,000,000    $  40,000,000
First Union Securities, Inc.              $          0    $           0    $  10,000,000    $  20,000,000
Salomon Smith Barney Inc.                 $          0    $           0    $  10,000,000    $  15,000,000
                                          ------------    -------------    -------------    -------------

Total                                     $ 50,000,000    $ 105,500,000    $ 127,040,000    $ 582,406,000
                                          ============    =============    =============    =============


                                              CLASS B          CLASS C         CLASS D
                                             PRINCIPAL        PRINCIPAL       PRINCIPAL
         UNDERWRITER                          AMOUNT           AMOUNT          AMOUNT
         -----------                      ------------    -------------    -------------
Credit Suisse First Boston Corporation    $ 42,262,000    $  56,348,000    $  11,268,000
McDonald Investments Inc.                 $          0    $           0    $           0
First Union Securities, Inc.              $          0    $           0    $           0
Salomon Smith Barney Inc.                 $          0    $           0    $           0
                                          ------------    -------------    -------------

Total                                     $ 42,262,000    $  56,348,000    $  11,268,000
                                          ============    =============    =============

                                    EXHIBIT A

              FORM OF OPINION OF IN-HOUSE COUNSEL TO THE DEPOSITOR

                                  June __, 2001


To the Parties Listed on Annex A hereto

     Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ----------------------------------------------------------------

Ladies and Gentlemen:

     I am a Vice President and Counsel of Credit Suisse First Boston Corporation ("CSFB") and have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), in connection with certain matters relating to: (i) its purchase from Column Financial, Inc. ("Column") of various mortgage assets, including without limitation, certain multifamily and commercial mortgage loans, pursuant to the Mortgage Loan Purchase Agreement, dated as of June 12, 2001 (the "Column Mortgage Loan Purchase Agreement"), between the Depositor and Column; (ii) its purchase from KeyBank National Association ("KeyBank") of certain other mortgage assets, including without limitation, certain other multifamily and commercial mortgage loans, pursuant to the Mortgage Loan Purchase Agreement, dated as of June 12, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between the Depositor and KeyBank, (iii) its purchase from First Union National Bank ("First Union") of certain other mortgage assets, including without limitation, certain other multifamily and commercial mortgage loans, pursuant to the Mortgage Loan Purchase Agreement, dated as of June 12, 2001 (the "First Union Mortgage Loan Purchase Agreement"), between the Depositor and First Union, (iv) the issuance of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3, consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class A-X, Class E, Class F, Class G-1, G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V (the "Certificates"), pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"); (v) the sale by the Depositor of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates, pursuant to the Underwriting Agreement, dated as of June 12, 2001 (the "Underwriting Agreement"), among the Depositor, CSFB, McDonald Investments, Inc., First Union Securities, Inc. and Salomon Smith Barney Inc., and (vi) the sale by the Depositor of the Class A-X, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates, pursuant to the Certificate Purchase Agreement, dated as of June 12, 2001 (the "Certificate Purchase Agreement"), between the Depositor and CSFB. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Pooling and Servicing Agreement.

     In rendering the opinions set forth below, I have examined and relied upon the originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Underwriting Agreement, the Certificate Purchase Agreement, the Pooling and Servicing Agreement, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement and the First Union Mortgage Loan Purchase Agreement (collectively, the "Agreements"), specimen forms of the Certificates, and such certificates, corporate records and other documents, agreements, instruments and opinions, as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Depositor), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions. As to any facts materials to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor, Column, KeyBank, First Union, CSFB, the Trustee and public officials.

     Based upon and subject to the foregoing, I am of the opinion that:

     1. The Depositor is incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements, and to perform its obligations thereunder.

     16. The execution, delivery and performance of the Agreements have been duly authorized by the Depositor, and the Agreements have been duly executed and delivered by the Depositor.

     17. The Certificates have been duly authorized by all necessary corporate action of the Depositor.

     18. The issuance of the Certificates pursuant to the Pooling and Servicing Agreement, the execution and delivery by the Depositor of the Agreements, the performance by the Depositor of its obligations under the Agreements and the consummation by the Depositor of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Depositor's certificate of incorporation or bylaws or, to my knowledge, conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Depositor is a party or by which it or any of its property is bound, or any judgement, decree or order applicable to the Depositor, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations, which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Depositor to perform its obligations under the Agreements.

     19. To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Depositor (a) asserting the invalidity of any of the Agreements or the Certificates, (b) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreements, or (c) which would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability (with respect to the Depositor) of, the Agreements or the Certificates. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the Depositor a present intention to initiate such proceedings.

     I am a member of the Bar of the State of New York and this opinion is limited by the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinion in paragraph (1) above as to Delaware General Corporation Law is based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this opinion.

     This opinion is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transactions contemplated by the Agreements.

     I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.


                                                 Very truly yours,

                                     Annex A


Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010

Fitch, Inc.
One State Street Plaza
New York, New York  10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044-3562

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio 44114

First Union Securities, Inc.
One First Union Center
Charlotte, North Carolina  28288

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York  10013

First Union National Bank
201 South College Street
Charlotte, North Carolina  28288

                                   EXHIBIT B-1

                FORM OF OPINION I OF SIDLEY AUSTIN BROWN & WOOD,
                        SPECIAL COUNSEL TO THE DEPOSITOR


                                  June __, 2001


Credit Suisse First Boston                    Wells Fargo Bank Minnesota, N.A.
  Mortgage Securities Corp.                   45 Broadway, 12th Floor
11 Madison Avenue                             New York, New York 10006
New York, New York  10010
                                              Moody's Investors Service, Inc.
Credit Suisse First Boston Corporation        99 Church Street
11 Madison Avenue                             New York, New York  10008
New York, New York 10010
                                              Fitch, Inc.
McDonald Investments Inc.                     One State Street Plaza, 31st Floor
800 Superior Avenue                           New York, New York  10004
Cleveland, Ohio  44114
                                              Salomon Smith Barney Inc.
First Union Securities, Inc.                  388 Greenwich Street, 11th Floor
One First Union Center                        New York, New York  10013
Charlotte, North Carolina  28288

     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ---------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

          (i) the filing by the Depositor of a registration statement on form S-3 (No. 333-53012) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act of 1933, as amended (the "1933 Act"), certain offerings of mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

          (ii) the sale by Column Financial Inc. ("Column"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement, dated as of June 12, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;



                                     B-1-1

          (iii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

          (iv) the sale by First Union National Bank ("First Union"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "First Union Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "First Union Mortgage Loan Purchase Agreement"), between First Union as seller and the Depositor as purchaser;

          (v) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,126,966,710 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class A-X, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

          (vi) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans and the First Union Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor;

          (vii) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc., First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, in such capacity, the "Underwriters") of the Class A-1, Class A-3, Class A-4, Class A-2, Class B, Class C and Class D Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of June 12, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters; and

          (viii) the sale by the Depositor, and the purchase by CSFB (in such capacity, the "Initial Purchaser") of the Class A-X, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates (collectively, the "Privately Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of June 12, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Column Mortgage Loan Purchase Agreement, the First Union Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase



                                     B-1-2

Agreement are collectively referred to herein as the "Agreements". Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     For purposes of this opinion letter, we have reviewed:

          (i) the Agreements;

          (ii) the Registration Statement;

          (iii) the Prospectus, dated June 5, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus");

          (iv) the Prospectus Supplement, dated June 12, 2001, specifically relating to the Trust and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"); and

          (v) the Confidential Offering Circular, dated June 12, 2001, relating to the Trust and certain classes of the Privately Offered Certificates (including all exhibits and annexes thereto, the "Confidential Offering Circular").

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except as and to the extent expressly addressed in Opinion Paragraph 7 below, the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by each of the parties thereto, (ix) except as and to the extent expressly addressed in Opinion Paragraph 5 below, the constitution of each of the



                                     B-1-3

Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto and, in the case of the Pooling and Servicing Agreement, by the registered holders and beneficial owners of the Certificates, and (xi) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

     Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

     When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the attorneys currently practicing law with this firm who have been actively involved in any material respect in representing the Depositor in connection with the Transactions. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.



                                     B-1-4

     In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (in each case without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular State, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which the Depositor may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the Transactions. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Registration Statement has become effective under the 1933 Act.

     2. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

     3. The Registration Statement, the Basic Prospectus and the Prospectus Supplement, as of their respective effective or issue dates (other than the financial statements, schedules and other financial and statistical information contained therein or omitted therefrom, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder.

     4. To our knowledge, there are no material contracts, indentures or other documents relating to the Publicly Offered Certificates of a character required to be described or referred to in the Registration Statement or the Prospectus Supplement or to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

     5. Each of the Agreements constitutes a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms.

     6. The Certificates, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and paid for in accordance with the Underwriting Agreement and the Certificate Purchase Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

     7. The execution, delivery and performance of the Agreements by the Depositor will not in any material respect conflict with or result in a violation of any federal or State of New York statute, rule or regulation of general applicability in transactions of the type contemplated by the Agreements.

     8. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated by the terms of the Agreements, except such as may be required under the securities laws of the State of New York and other particular States in



                                     B-1-5
connection with the purchase and the offer and sale of the Certificates by the Underwriters and the Initial Purchaser, as to which we express no opinion, and except such as have been obtained.

     9. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust is not required to be registered under the Investment Company Act of 1940, as amended.

     10. The statements set forth in the Prospectus Supplement under the headings "Description of the Offered Certificates" and "The Pooling and Servicing Agreement", and in the Basic Prospectus under the headings "Description of the Certificates" and "Description of the Governing Documents", and in the Confidential Offering Circular under the heading "Transfer and Exchange; Restrictions", insofar as such statements purport to summarize certain material provisions of the Certificates and the Pooling and Servicing Agreement, are accurate in all material respects.

     11. The statements set forth in the Prospectus Supplement under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", in the Basic Prospectus under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", and in the Confidential Offering Circular under the headings "Certain ERISA Considerations", "Certain Federal Income Tax Consequences" and "Legal Investment", to the extent that they purport to describe certain matters of federal law or legal conclusions with respect thereto, while not discussing all possible consequences of an investment in the Certificates to all investors, provide in all material respects an accurate summary of such matters and conclusions set forth under such headings.

     12. As described in the Prospectus Supplement and the Confidential Offering Circular, (A) REMIC I will qualify as a real estate mortgage investment conduit (a "REMIC") within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986 in effect on the date hereof (the "REMIC Provisions"), and the REMIC I Regular Interests will constitute "regular interests" (as defined in the REMIC Provisions), and the REMIC I Residual Interest will constitute the sole "residual interest" (as defined in the REMIC Provisions), in REMIC I, (B) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II Regular Interests will constitute "regular interests", and the REMIC II Residual Interest will constitute the sole "residual interest", in REMIC II, and (C) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC III Regular Interest Certificates will constitute "regular interests", and the REMIC III Residual Interest will constitute the sole "residual interest", in REMIC III.

     13. The respective portions of the Trust consisting of Grantor Trust R and Grantor Trust V will each be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986.

     14. Assuming (a) the accuracy of the respective representations and warranties of the Initial Purchaser and the Depositor contained in the Certificate Purchase Agreement, (b) the performance by the Initial Purchaser and the Depositor of their respective covenants contained in the Certificate Purchase Agreement, and (c) in the case of each investor that



                                     B-1-6
purchases Privately Offered Certificates from the Initial Purchaser, the accuracy of the deemed representations and warranties set forth under the caption "Notice to Investors" in the Confidential Offering Circular, the offer and sale of the Privately Offered Certificates by the Depositor to the Initial Purchaser, and by the Initial Purchaser to investors that purchase from it, in the manner contemplated in the Confidential Offering Circular, the Certificate Purchase Agreement and the Pooling and Servicing Agreement, are transactions that do not require registration of the Privately Offered Certificates under the 1933 Act.

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.


                                                 Very truly yours,










                                     B-1-7

                                   EXHIBIT B-2

                FORM OF OPINION II OF SIDLEY AUSTIN BROWN & WOOD,
                        SPECIAL COUNSEL TO THE DEPOSITOR


                                  June 13, 2001


Credit Suisse First Boston                    Wells Fargo Bank Minnesota, N.A.
  Mortgage Securities Corp.                   45 Broadway, 12th Floor
11 Madison Avenue                             New York, New York 10006
New York, New York  10010
                                              Moody's Investors Service, Inc.
Credit Suisse First Boston Corporation        99 Church Street
11 Madison Avenue                             New York, New York  10008
New York, New York 10010
                                              Fitch, Inc.
McDonald Investments Inc.                     One State Street Plaza, 31st Floor
800 Superior Avenue                           New York, New York  10004
Cleveland, Ohio  44114
                                              Salomon Smith Barney Inc.
First Union Securities, Inc.                  388 Greenwich Street, 11th Floor
One First Union Center                        New York, New York  10013
Charlotte, North Carolina  28288

     Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ----------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), Column Financial, Inc. ("Column") and Credit Suisse First Boston Mortgage Capital LLC ("CSFBMC") with respect to certain matters in connection with the following transactions (collectively the "Transactions"):

          (i) the sale by CSFBMC, and the purchase by Column, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "CSFBMC Mortgage Loans"), pursuant to a Bill of Sale dated as of June 12, 2001 (the "CSFBMC Bill of Sale") and a Seller's Warranty Certificate dated as of June 12, 2001 (the "CFSMMC Warranty Certificate" and together with the CSFBMC Bill of Sale, the "CSFBMC Sale Documents"), each executed by CSFBMC as seller in favor of and Column as purchaser (such Transaction, the "CSFBMC Sale");

          (ii) the sale by Column, and the purchase by the Depositor, of the CSFBMC Mortgage Loans and certain other multifamily and commercial mortgage loans (the CSFBMC Mortgage Loans and such other mortgage loans, collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of



                                     B-2-1

     June 12, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser (such Transaction, the "Column Sale");

          (iii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser (such Transaction, the "KeyBank Sale");

          (iv) the sale by First Union National Bank ("First Union"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "First Union Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "First Union Mortgage Loan Purchase Agreement"), between First Union as seller and the Depositor as purchaser (such Transaction, the "First Union Sale");

          (v) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,126,966,710 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class A-X., Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of June 12, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

          (vi) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans and the First Union Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor (such Transaction, the "Transfer to the Trust");

          (vii) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc., First Union Securities Inc. and Salomon Smith Barney Inc. (collectively, in such capacity, the "Underwriters") of the Class A-1, Class A-2, Class B, Class C and Class D Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of June 12, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters; and

          (viii) the sale by the Depositor, and the purchase by CSFB (in such capacity, the "Initial Purchaser") of the Class A-X, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates (collectively, the "Privately Offered Certificates"), pursuant to the Certificate Purchase



                                     B-2-2

     Agreement dated as of June 12, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser.

          (ix) The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the CSFBMC Sale Documents, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the CSFBMC Sale Documents and the First Union Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     We have been asked by our clients to provide our opinion to you as to whether:

          (i) in connection with any bankruptcy proceedings instituted by or on behalf of CSFBMC under the Federal Bankruptcy Code, as amended (Title 11 of the United States Code) (the "Bankruptcy Code"), the CSFBMC Sale would be treated by a court as a true sale of the CSFBMC Mortgage Loans from CSFBMC to Column rather than as a loan secured by the CSFBC Mortgage Loans, such that the CSFBMC Mortgage Loans would not, on such basis, constitute property of CSFBMC's estate under Section 541(a)(1) of the Bankruptcy Code or property of CSFBMC subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of CSFBMC in such a proceeding;

          (ii) in connection with any bankruptcy proceedings instituted by or on behalf of Column under the Bankruptcy Code, the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding; and

          (iii) in connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

     For purposes of this opinion letter, we have reviewed the following documents and all exhibits thereto (collectively, the "Relevant Documents"):

          (i) the Agreements;



                                      B-2-3

          (ii) a certificate of CSFBMC regarding the CSFBMC Sale, a copy of which is attached hereto;

          (iii) a certificate of Column regarding the Column Sale, a copy of which is attached hereto;

          (iv) a certificate of the Depositor regarding the Transfer to the Trust, a copy of which is attached hereto; and

          (v) a certificate of CSFB regarding its sales of the Certificates purchased by it, a copy of which is attached hereto.

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed herein and contained in the Relevant Documents, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (ix) the constitution of each Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto, and (xi) the conformity, to the requirements of the CSFBMC Sale Documents, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the First Union Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of or at the direction of CSFBMC, Column, KeyBank, First Union and/or the Depositor.



                                      B-2-4

     In addition, we have assumed that the following statements are true and the following actions (except as otherwise indicated) have occurred on the date hereof based upon representations or other provisions in the Relevant Documents:

     1. CSFB either has sold, or is actively attempting and expects to sell, to third parties unrelated to Column, the Depositor or any of their affiliates, substantially all of the Certificates acquired by CSFB pursuant to the Underwriting Agreement and the Certificate Purchase Agreement.

     2. The CSFBMC Sale, the Column Sale and the Transfer to the Trust and the sale of the Certificates by the Depositor to the Underwriters and the Initial Purchaser, as provided in the Agreements, are contemporaneous exchanges in which CSFBMC, Column and the Depositor, respectively, receive new value and consideration constituting reasonably equivalent value and fair consideration.

     3. Following the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor has the right to unilaterally modify or alter the terms of such Transactions. The consideration received by CSFBMC in connection with the CSFBMC Sale, by Column in connection with the Column Sale and by the Depositor in connection with its sales of the Certificates to the Underwriters and the Initial Purchaser are, in each case, fixed and not subject to adjustment following the Closing Date.

     4. No provision exists whereby the terms of the Certificates, the Pooling and Servicing Agreement, the Column Mortgage Loan Purchase Agreement or the CSFBMC Sale Documents may be unilaterally modified by CSFBMC, Column or the Depositor following the CSFBMC Sale, the Column Sale and the Transfer to the Trust.

     5. Pursuant to the CSFBMC Sale Documents, it is the intention of CSFBMC and Column that the CSFBMC Sale constitute a sale by CSFBMC to Column of all of CSFBMC's right, title and interest in and to the CSFBMC Mortgage Loans. Pursuant to the Column Mortgage Loan Purchase Agreement, it is the intention of Column and the Depositor that the Column Sale constitute a sale by Column to the Depositor of all of Column's right, title and interest in and to the Column Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, it is the intention of the Depositor and the Trustee that the Transfer to the Trust constitute an absolute transfer by the Depositor to the Trust of all of the Depositor's right, title and interest in and to the Mortgage Loans. Pursuant to the CSFBMC Sale Documents, CSFBMC will treat the CSFBMC Sale as a sale (as opposed to a secured loan under generally accepted accounting principles in the United States ("GAAP"), pursuant to the Column Mortgage Loan Purchase Agreement and/or the Pooling and Servicing Agreement, each of Column and the Depositor will treat the Column Sale as a sale (as opposed to a secured loan) under GAAP, and pursuant to the Pooling and Servicing Agreement, the Underwriting Agreement and/or the Certificate Purchase Agreement, the Depositor will treat the Transfer to the Trust and the sale of the Certificates by the Depositor to the Underwriters and the Initial Purchaser as a sale (as opposed to a secured loan) under GAAP.



                                      B-2-5

     6. After the completion of the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column, the Depositor or any of their affiliates has (i) the right to repurchase or otherwise to cause the reconveyance to itself of any Mortgage Loan or (ii) any obligation to repurchase or otherwise remove any Mortgage Loan from the Trust (other than (a) in the case of CSFBMC in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each CSFBMC Mortgage Loan in the CSFMBC Warranty Certificate and (b) in the case of Column, in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each Column Mortgage Loan, in the Column Mortgage Loan Purchase Agreement.

     7. There is no agreement, arrangement or understanding, written or otherwise (including, without limitation, with respect to the CSFBMC Sale, Column Sale or the Transfer to the Trust), that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

     8. After the completion of the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor will take any action inconsistent with the Trust's ownership of the Mortgage Loans.

     9. Immediately before the CSFBMC Sale, CSFBMC owned the CSFBMC Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the Column Sale, Column owned the Column Mortgage Loans (other than the CSFBMC Mortgage Loans) free and clear of any adverse claims or other interests. Immediately before the KeyBank Sale, KeyBank owned the KeyBank Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the First Union Sale, First Union owned the First Union Mortgage Loans free and clear of any adverse claims or other interests. In connection with the KeyBank Sale, KeyBank will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each KeyBank Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. In connection with the First Union Sale, First Union will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each First Union Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The Depositor has not transferred and will not transfer its right, title and interest in and to any Mortgage Loan except to the Trustee as contemplated by the Pooling and Servicing Agreement (except insofar as the sale of the Certificates by the Depositor to the Underwriter, and the Initial Purchaser may be construed as a transfer of beneficial interests in the Mortgage Loans). No adverse claims or other interests with respect to any Mortgage Loan were created by or through the Depositor, except as contemplated by the Agreements.

     10. Each of CSFBMC and Column has taken all actions required under applicable law to effectuate the CSFBMC Sale. Each of Column and the Depositor has taken all actions required under applicable law to effectuate the Column Sale. Each of the Depositor and the Trustee has taken (or the Pooling and Servicing Agreement provides that, within a reasonable time period following the Closing Date, each of them will be required to take) all actions required under applicable law to effectuate the Transfer to the Trust.



                                      B-2-6

     11. In connection with the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor had any intent to hinder, delay or defraud its present or future creditors.

     12. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, the value of the assets of each of CSFBMC, Column and the Depositor, respectively, either taken at their present fair salable value or at fair valuation, exceeded the amount of the debts and obligations, including contingent and unliquidated debts and obligations, of CSFBMC, Column and the Depositor, respectively.

     13. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor was left with unreasonably small assets or capital with which to engage in and conduct its business.

     14. After giving effect to the CSFBMC Sale, Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor intends to, or believes that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

     There is limited judicial authority relating to the issue of when a transaction styled as a sale of assets or an absolute transfer of assets constitutes a true sale or an absolute transfer, as the case may be, as opposed to a secured loan, and we have not located any controlling precedent for the transactions described herein. However, the existing case law indicates that an analysis of a purported true sale or absolute transfer should examine the intent of the parties as well as the economic consequences of the transaction to determine whether they are consistent with characterization as a true sale or absolute transfer, as the case may be. Some of the most important factors relevant to this economic analysis include (i) whether the buyer or transferee has assumed the risks inherent in the ownership of the assets purportedly sold or transferred (i.e., whether the risk of loss has been borne by the buyer or transferee), (ii) the presence (or absence) of a fixed consideration that is not subject to further adjustment, given in connection with the purchase or transfer, (iii) the level of recourse (if any) that the buyer or transferee has against the seller or transferor, (iv) whether the buyer's or transferee's rights in the acquired assets could be extinguished by repayment of a debt owed by the seller or transferor or by the recovery of the consideration (if any) given in connection with the purchase or transfer and (v) in what circumstances (if any) the seller or transferor has the right or the obligation to repurchase or otherwise reacquire the assets or any interest therein.

     In rendering this opinion letter, we do not express any opinion concerning any law other than the Bankruptcy Code and the law of the State of New York to the extent that it may be applicable thereunder. We do not express any opinion on any matter not expressly addressed below.

     Based upon and subject to the foregoing, the further qualifications set forth below, and the reasoned analysis of analogous case law (although there is no precedent directly on point), it is our opinion that:



                                      B-2-7

     1. In connection with any bankruptcy proceedings instituted by or on behalf of CSFBMC under the Bankruptcy Code, the CSFBMC Sale would be treated by a court as a true sale of the CSFBMC Mortgage Loans from CSFBMC to Column, rather than as a loan secured by the CSFBMC Mortgage Loans, such that the CSFBMC Mortgage Loans would not, on such basis, constitute property of CSFBMC's estate under
Section 541(a)(1) of the Bankruptcy Code or property of CSFBMC subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of CSFBMC in such a proceeding.

     2. In connection with any bankruptcy proceedings instituted by or on behalf of Column under the Bankruptcy Code, the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor, rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding.

     3. In connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust, rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

     The foregoing opinions are subject to the qualifications that (i) the assumptions set forth herein are and continue to be true in all respects relevant to this opinion, (ii) there are no additional facts that would affect the validity of the assumptions set forth herein or upon which this opinion is based, (iii) any claim contrary to or inconsistent with any opinion expressed herein made in any judicial proceeding will be opposed and litigated to a final resolution by one or more persons or entities with standing to do so, (iv) such case is properly presented and argued, and (v) the law is properly applied.

     The foregoing opinions are not intended to be a guaranty as to what a particular court would actually hold, but an opinion as to the decision a court should reach if the issue were properly presented to it and the court followed what we believe to be the applicable legal principles. In that regard, you should be aware that bankruptcy opinions are subject to inherent limitations because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and policies may be subordinated, the potential relevance to the exercise of judicial discretion of future-arising facts and circumstances and the nature of the bankruptcy process.(1)

--------------
(1) In that regard, we note the Memorandum Opinion dated February 5, 2001, issued by the bankruptcy court in In re: LTV Steel Company, Inc., et al., U.S. Bankr. Ct., Northern District of Ohio, Case No. 00-43866 (the "LTV Memorandum Opinion"). The LTV Memorandum Opinion arose in a case in which the debtor, LTV Steel Company


                                     B-2-8

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior written consent.


                                                 Very truly yours,




--------------------------------------------------------------------------------
("LTV" or the "Debtor"), had entered into securitization arrangements with respect both to its inventory and its accounts receivable, selling its inventory to one special purpose subsidiary and its accounts receivable to another special purpose entity. (Neither special purpose entity was made a debtor in the jointly administered Chapter 11 filings of LTV and its subsidiaries.) The Debtor filed a motion seeking use of the cash collections from the securitized assets on the basis that the sales were nothing more than disguised financings and the Debtor and the agent for the financial institutions that invested in the two securitizations agreed to an interim order for the use of such cash collateral (the "Interim Order"). The Interim Order, among other things, (i) required the securitization investors, on an interim basis until the true sale issue could be decided, to turn over to LTV the cash proceeds of the securitized inventory and accounts receivable and (ii) purported to provide "adequate protection" to the securitization investors (treating them, in effect, as secured creditors) in the form of liens on LTV's accounts receivable and inventory and weekly interest payments at the non-default contract rate.

     The LTV Memorandum Opinion was issued in response to the motion of one of the investors in the accounts receivable securitization to modify the Interim Order, in part on the basis that the receivables transferred in the accounts receivable securitization were not property of the Debtor's estate. The bankruptcy court, while not determining the "fact-intensive issue" as to whether the inventory and receivables transferred were property of the estate (which determination required further discovery and an evidentiary hearing), did find that LTV "...has at least some equitable interest in the inventory and receivables, and that this interest is property of the Debtor's estate ... sufficient to support the entry of the interim cash collateral order." (LTV Memorandum Opinion at p. 14). The court based its decision in large part on its view of the equities of the case. The court noted in particular that failure to enter the interim cash collateral order "...would put an immediate end to Debtor's business, would put thousands of people out of work, would deprive 100,000 retirees of needed medical benefits, and would have more far reaching economic effects on the geographic areas where Debtor does business" (LTV Memorandum Opinion, pp. 14 - 15), while the Interim Order protected the securitization financing parties by its adequate protection provisions.

     The Debtor and the securitization investors subsequently settled their dispute over the terms of the Interim Order and the bankruptcy court therefore never made a final determination as to whether the assets transferred in the two securitizations were property of LTV's estate. The bankruptcy court did not cite case law or other support for the proposition that a party that has sold accounts receivable, inventory or other property, retains an equitable interest in that property, and the bankruptcy court's finding that LTV retained such an interest could be read narrowly as one court's attempt to maintain the status quo pending a determination of the issue on the merits. Nonetheless, the LTV Memorandum Opinion serves as an example of the pervasive equity powers of bankruptcy courts, and the importance that such courts may ascribe to the goal of reorganization when faced with a dispute as to whether a transfer of assets integral to the ongoing operation of the debtor's business constitutes a true sale or a secured loan, particularly where the transfer is documented in a transaction deemed significant and complex by the court.



                                     B-2-9

                                   EXHIBIT B-3

 FORM OF LETTER OF SIDLEY AUSTIN BROWN & WOOD, SPECIAL COUNSEL TO THE DEPOSITOR


                                 March 16, 2001


Credit Suisse First Boston                  Merrill, Lynch, Pierce,
  Mortgage Securities Corp.                   Fenner & Smith Incorporated
Eleven Madison Avenue                       4 World Financial Center, 26th Floor
New York, New York  10010                   250 Vesey Street
                                            New York, New York  10080
Credit Suisse First Boston Corporation
Eleven Madison Avenue                       Salomon Smith Barney Inc.
New York, New York  10010                   388 Greenwich Street, 11th Floor
                                            New York, New York  10013
McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK1
          ---------------------------------------------------------------

Ladies and Gentlemen:

     We have, with the knowledge and consent of all the parties involved, acted as special counsel to Column Financial, Inc. ("Column"), Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald"), Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") and Salomon Smith Barney Inc. ("SSBI") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

     1. the filing by the Depositor of a registration statement on Form S-3 (No. 333-53012) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act 1933, as amended (the "Securities Act"), certain offerings of commercial mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

     2. the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;



                                     B-3-1

     3. the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

     4. the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $997,140,787 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2,
Class A-3, Class B, Class C, Class D, Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Wells Fargo Bank Minnesota, N. A., as trustee (in such capacity, the "Trustee");

     5. the transfer of the Column Mortgage Loans and the KeyBank Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates; and

     6. the sale by the Depositor, and the purchase by CSFB, McDonald, Merrill and SSBI (collectively, in such capacity, the "Underwriters"), of the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of March 5, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Column Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     For the purposes of this letter, we have reviewed: the Agreements; the Registration Statement; the Prospectus, dated March 5, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated March 5, 2001, specifically relating to the Trust and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for rendering this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for rendering this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in



                                     B-3-2
this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (viii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (ix) compliance with the Agreements by the parties thereto, (x) the conformity, to the requirements of the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of, or at the direction of, the Depositor and Column, (xi) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xii) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein. In making the statements set forth below, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     We are delivering this letter in our capacity as special counsel to the Depositor, Column and the Underwriters. In the course of our acting in such capacity, we have generally reviewed and discussed with certain representatives of the Depositor, Column, the Underwriters and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Registration Statement and the Prospectus, other than any documents or information included therein solely by incorporation by reference (all such documents and information so incorporated by reference shall be referred to herein as the "Excluded Information"), and we have reviewed certain loan summaries prepared by Column in respect of the Column Mortgage Loans originated by Column, Union Capital Investments, LLC ("Union Capital") or Credit Suisse First Boston Mortgage Capital LLC ("CSFBMC") and, in the case of the Crystal Pavilion/Petry Building Mortgage Loan and the nine largest Column Mortgage Loans (by Cut-off Date Balance) to be included in the Trust, selected provisions of the related Mortgage Note, the related Mortgage and certain other related Mortgage Loan Documents. While we have made no independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that (a) the Registration Statement (exclusive of the Excluded Information therein, as to which we express no view or belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (exclusive of the Excluded Information therein, as to which we express no view or belief), as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view or belief as to (x) any financial statements, schedules



                                     B-3-3
and/or other numerical, financial or statistical data set forth or referred to therein or omitted therefrom, (y) any information contained in or omitted from the Prospectus regarding the nature and characteristics of the KeyBank Mortgage Loans and/or the Borrowers and Mortgaged Properties relating to the KeyBank Mortgage Loans or (2) any information contained in or omitted from the Prospectus regarding the nature and characteristics of the Column Mortgage Loans acquired from KeyBank and/or the Borrowers and Mortgaged Properties relating to such Column Mortgage Loans. In that connection, we advise you that we have relied, to the extent that we may properly do so in the discharge of our professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Depositor, Column and the Underwriters in connection with the determination of materiality.

     When used in this letter, the term "attention" or words of similar import mean the conscious awareness of facts or other information of the Sidley Austin Brown & Wood attorneys currently practicing law with this firm who have been involved in any material respect in representing any of the Depositor, Column or the Underwriters in connection with the Transactions. We call to your attention that, with your knowledge and consent, except as described above, such Sidley Austin Brown & Wood attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

     The statements set forth herein are being made to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the views or belief expressed herein. This letter is being delivered solely for the benefit of the persons to which it is addressed in connection with the Transactions. It may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.


                                                 Very truly yours,









                                     B-3-4

                                    EXHIBIT C

          FORM OF OPINION OF IN-HOUSE COUNSEL TO COLUMN FINANCIAL, INC.


                                  June __, 2001


To the Parties Listed on Annex A hereto

     Re Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ----------------------------------------------------------------

Ladies and Gentlemen:

     I am a Vice President and Counsel of Credit Suisse First Boston Corporation ("CSFB") and have acted as special counsel to Column Financial, Inc. (the "Mortgage Loan Seller") in connection with certain matters relating to: (i) its sale to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") of certain multifamily and commercial mortgage loans pursuant to that certain (the "Mortgage Loan Purchase Agreement"), dated as of June 12, 2001, by and between the Depositor and the Mortgage Loan Seller and (ii) its providing indemnities to the Depositor, CSFB, McDonald Investments Inc. ("McDonald"), First Union Securities, Inc. ("FUS") and Salomon Smith Barney Inc. ("SSBI") as set forth in the Indemnification Agreement (the "Indemnification Agreement"), dated June 12, 2001, by and among the Mortgage Loan Seller, the Depositor, CSFB, McDonald, FUS and SSBI. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Mortgage Loan Purchase Agreement.

     In rendering the opinions set forth below, I have examined and relied upon originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Indemnification Agreement and the Mortgage Loan Purchase Agreement (together, the "Agreements"), and such certificates, corporate records and other documents, agreements, instruments and opinions, as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Mortgage Loan Seller), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions upon which I have been asked to opine. As to any facts material to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor, the Mortgage Loan Seller and of public officials.

     Based upon and subject to the foregoing, I am of the opinion that:

     1. The Mortgage Loan Seller is incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements, and to perform its obligations thereunder.

     2. The execution, delivery and performance of the Agreements have been duly authorized by the Mortgage Loan Seller and the Agreements have been duly executed and delivered by the Mortgage Loan Seller.

     3. The execution and delivery by the Mortgage Loan Seller of the Agreements, the performance by the Mortgage Loan Seller of its obligations under the Agreements and the consummation by the Mortgage Loan Seller of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Mortgage Loan Seller's certificate of incorporation or bylaws or, to my knowledge, conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Mortgage Loan Seller is a party or by which it or any of its property is bound, or any judgment, decree or order applicable to the Mortgage Loan Seller, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Mortgage Loan Seller to perform its obligations under the Agreements.

     4. To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Mortgage Loan Seller (a) asserting the invalidity of any of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreements or (c) which would materially and adversely affect the performance by the Mortgage Loan Seller of its obligations under, or the validity or enforceability (with respect to the Mortgage Loan Seller) of, the Agreements. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the Mortgage Loan Seller a present intention to initiate such proceedings.

     I am a member of the Bar of the State of New York and this opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinions in paragraph (1) above as to the Delaware General Corporation Law is based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this opinion.

     This opinion is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transaction contemplated by the Agreements.

     I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.


                                                 Very truly yours,

                                     Annex A


Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

First Union Securities, Inc.
One First Union Center
Charlotte, North Carolina  28288

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York  10013

Wells Fargo Bank Minnesota, N.A.
45 Broadway, 12th Floor
New York, New York  10006

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007

Fitch, Inc.
One State Street Plaza
New York, New York  10004

                                    EXHIBIT D

                 FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD,
                    SPECIAL COUNSEL TO COLUMN FINANCIAL, INC.


                                  June 13, 2001


Credit Suisse First Boston                    Wells Fargo Bank Minnesota, N.A.
  Mortgage Securities Corp.                   45 Broadway, 12th Floor
11 Madison Avenue                             New York, New York 10006
New York, New York  10010
                                              Moody's Investors Service, Inc.
Credit Suisse First Boston Corporation        99 Church Street
11 Madison Avenue                             New York, New York  10008
New York, New York 10010

McDonald Investments Inc.                     Fitch, Inc.
800 Superior Avenue                           One State Street Plaza, 31st Floor
Cleveland, Ohio  44114                        New York, New York  10004

First Union Securities, Inc.                  Salomon Smith Barney Inc.
One First Union Center                        388 Greenwich Street, 11th Floor
Charlotte, North Carolina  28288              New York, New York  10013

     Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ----------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Column Financial, Inc. ("Column") with respect to certain matters in connection with the sale by Column, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), of a segregated pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "Agreement"), between Column and CSFBMSC.

     This opinion letter is being provided to you pursuant to Section 7(vii) of the Agreement. Capitalized terms that are used, but not defined, herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Agreement.

     For purposes of this opinion letter, we have reviewed the Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreement and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except to the extent expressly addressed by our opinions below, the power and authority of all parties to the Agreement to enter into, perform under and consummate the transactions contemplated by the Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreement by the parties thereto, (ix) except to the extent expressly addressed below, the constitution of the Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and
(x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreement, as expressed therein.

     Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

     In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular jurisdiction, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which Column may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the transactions contemplated by the Agreement. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Agreement constitutes a valid, legal and binding agreement of Column, enforceable against Column in accordance with its terms.

     2. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by Column of the transactions contemplated by the Agreement, except for those consents, approvals, authorizations or orders that previously have been obtained.

     3. Column's execution, delivery and performance of the Agreement will not in any material respect conflict with or result in a material violation of with or result in a material violation of any federal or State of New York statute or regulation of general applicability in transactions of the type contemplated by the Agreement.

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the closing of Column's sale of the Mortgage Loans to CSFBMSC, pursuant to the Agreement, and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.


                                                 Very truly yours,

                                    EXHIBIT E

      FORM OF OPINION OF IN-HOUSE COUNSEL TO KEYBANK NATIONAL ASSOCIATION,
                  THE MASTER SERVICER AND THE SPECIAL SERVICER


                                  June 13, 2001


Moody's Investors Service, Inc.              Fitch, Inc.
99 Church Street                             One State Street Plaza, 31st Floor
New York, NY  10007                          New York, NY  10004

McDonald Investments Inc.                    Wells Fargo Bank Minnesota, N.A.
800 Superior Avenue, 17th Floor              45 Broadway, 12th Floor
Cleveland, OH  44114                         New York, NY  10006

Credit Suisse First Boston Corporation       Credit Suisse First Boston Mortgage
11 Madison Avenue                               Securities Corp.
New York, NY  10010                          11 Madison Avenue
                                             New York, NY  10010
Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor             First Union Securities, Inc.
New York, NY  10013                          Riverfront Plaza
                                             901 East Byrd Street
                                             Richmond, VA  23219

     Re:  Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK3
          --------------------------------------------------------------------

Ladies and Gentlemen:

     As Senior Vice President and Associate General Counsel of KeyBank National Association, a national banking association (the "Bank"), I have acted as counsel to the Bank and to its affiliate KeyCorp Real Estate Capital Markets, Inc. (the "Corporation"), in connection with the negotiation, execution and delivery by the Bank and the Corporation of the agreements listed below.

     In that regard, I or attorneys working under my direction have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies of all such records of the Bank and the Corporation, all such agreements, certificates and other documents as I have deemed necessary as a basis for the opinions set forth herein, including the following agreements executed in connection with the above referenced securities:

     1. The Mortgage Loan Purchase Agreement between the Bank and Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC");

     2. The Pooling and Servicing Agreement among the Corporation, as Master Servicer and Special Servicer, CSFBMSC, as Depositor, and Wells Fargo Bank Minnesota, N.A., as Trustee; and

     3. The Indemnification Agreement among the Bank, CSFBMSC, First Union Securities, Inc., McDonald Investments Inc., Salomon Smith Barney, Inc. and Credit Suisse First Boston Corporation.

     The agreements listed in items 1 through 3 above are collectively referenced herein as the "Agreements."

     In such examination, I or such attorneys working under my direction have assumed the genuineness of all signatures other than those signatures for the Bank and the Corporation, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as certified or photostatic copies. I or such attorneys have investigated such questions of law for the purpose of rendering these opinions as I have deemed necessary.

     Based on the foregoing, and subject to the limitations and qualifications set forth below, I am of the opinion that:

          (a) the Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

          (b) the Corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio;

          (c) the Corporation has the corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

          (d) the Agreements to which it is a party have been duly and validly authorized, executed and delivered by each of the Bank and the Corporation;

          (e) neither the execution and delivery by the Bank of the Agreements it is a party to, nor the consummation by the Bank of the transactions contemplated by such Agreements, nor the performance by the Bank of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Association or by-laws, as amended, of the Bank, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Bank under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Bank, financial or otherwise, or adversely affect the transactions contemplated by, or the Bank's performance of its obligations under, the Agreements to which the Bank is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Bank or its property;

          (f) neither the execution and delivery by the Corporation of the Agreements it is a party to, nor the consummation by the Corporation of the transactions contemplated by such Agreements, nor the performance by the Corporation of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Incorporation or by-laws, as amended, of the Corporation, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Corporation under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Corporation, financial or otherwise, or adversely affect the transactions contemplated by, or the Corporation's performance of its obligations under, the Agreements to which the Corporation is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Corporation or its property;

          (g) no consent, approval or authorization of, or filing with, any governmental agency or body is required of either the Bank or the Corporation in connection with its execution, delivery and performance of the Agreements to which it is a party, except such consents, approvals or authorizations as have been obtained or such filings as have been made; and

          (h) to my actual knowledge, after reasonable investigation, there are no actions, proceedings or investigations pending or threatened against the Bank or the Corporation before any court, administrative agency, or tribunal (i) asserting the invalidity of any of the Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Agreements, or (iii) that could reasonably be expected to materially and adversely affect the enforceability of any of the Agreements against the Bank or the Corporation, as the case may be, or the ability of the Bank or the Corporation, as the case may be, to perform its obligations thereunder.

     For purposes of this opinion letter, I have assumed that (i) the Agreements have been duly executed and delivered by all parties thereto (other than the Bank and/or the Corporation, as the case may be) and are valid and binding upon and enforceable against such parties (other than the Bank and/or the Corporation, as the case may be), subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and (ii) there has been no mutual mistake of fact or misunderstanding, fraud, duress, or undue influence.

     The opinions expressed above are limited to Federal law and the laws of the State of Ohio.

     This opinion is rendered solely to the addressees hereof, for their use in connection with the transactions contemplated herein and may not be relied upon for any other purpose or by any other person.


                                               Very truly yours,



                                               Robert C. Bowes
                                               Senior Vice President and
                                               Associate General Counsel

                                   EXHIBIT F-1

              FORM OF OPINION OF POLSINELLI SHALTON & WELTE, P.C.,
                 SPECIAL COUNSEL TO KEYBANK NATIONAL ASSOCIATION


                                  June 13, 2001


Credit Suisse First Boston Corporation        Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                             45 Broadway, 12th Floor
New York, New York 10010                      New York, New York 10006

Credit Suisse First Boston Mortgage           Moody's Investors Service, Inc.
   Securities Corp.                           99 Church Street
11 Madison Avenue                             New York, New York 10007
New York, New York 10010

First Union Securities, Inc.                  Fitch, Inc.
One First Union Center                        One State Street Plaza, 31st Floor
Charlotte, North Carolina 28288-1075          New York, New York 10004

McDonald Investments Inc.                     Salomon Smith Barney Inc.
800 Superior Avenue                           388 Greenwich Street
Cleveland, Ohio 44114                         New York, New York 10013

     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ---------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to KeyBank National Association, a national banking association ("Key"), in connection with the following transactions (collectively, the "Transactions"):

          (i) the sale by Key, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") (such Transaction, the "Sale"), of certain multifamily and commercial mortgage loans (the "Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of June 12, 2001 (the "Loan Purchase Agreement"), between Key as seller and the Depositor as purchaser;

          (ii) the creation of a common law trust (the "Trust") and the issuance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"), pursuant to that certain Pooling and Servicing Agreement, dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real



                                     F-1-1

     Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"); and

          (iii) the transfer of the Mortgage Loans by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement in exchange for the issuance of the Certificates at the direction of the Depositor.

     The Loan Purchase Agreement and the Pooling and Servicing Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined in this letter have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the Loan Purchase Agreement.

     Under the terms of the Loan Purchase Agreement, Key will sell to the Depositor, without recourse (except to the extent specified therein), all right, title and interest of Key in and to the Mortgage Loans and the proceeds thereof. Pursuant to the Pooling and Servicing Agreement, the Depositor will transfer the Mortgage Loans to the Trustee, and the Trust will issue the Certificates representing interests in the Trust. The following twenty-one classes of Certificates representing beneficial interests in the Trust Fund will be issued pursuant to the Pooling and Servicing Agreement: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class A-X, Class R, and Class V.

     You have requested our opinion whether, in the event that the Federal Deposit Insurance Corporation (the "FDIC") were appointed as conservator or receiver for Key pursuant to Section 11(c) of the Federal Deposit Insurance Act (the "FDIA"), the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement would be enforceable against Key notwithstanding the appointment of the FDIC as conservator or receiver of Key.

ASSUMPTIONS OF FACT

     In connection with this opinion, we have reviewed the Agreements and a certificate, dated the date hereof, of an officer of Key (the "Key Certificate"), which certifies, to the best of such person's knowledge, inter alia, as to certain of the matters in the immediately succeeding paragraph as of the date hereof. This opinion is based solely upon our review of the Agreements and such other documents, and such other investigations of law and fact, as we have deemed necessary or advisable in connection with this opinion. Our opinion is limited to the specific issues of federal law addressed and is further limited in all respects, except as otherwise stated, to the facts assumed. We express no opinion as to any other matter.

     In rendering the opinions set forth herein, we have relied upon, and assumed, without independent investigation or inquiry, the following to be true at all relevant times:

          (a) All representations and warranties set out in the Agreements, and all statements in the Key Certificate and the certificates relating to the Agreements or furnished in connection with the Transactions pertaining to the transfer of the Mortgage Loans pursuant to the Agreements, are true and correct.



                                     F-1-2

          (b) All signatures are genuine, all natural persons have the legal capacity to execute and deliver the documents signed by them, all documents submitted to us as originals are authentic and all documents submitted to us as certified or photostatic copies conform in all respects to the original documents.

          (c) Each of the Agreements has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of all parties thereto, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, conservatorship, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          (d) The execution, delivery and performance of the Agreements by the parties thereto do not violate any applicable law. All notices to, filings with, and approvals of, all applicable governmental or regulatory authorities required for the execution and delivery by Key, the Depositor, and the Trustee of the Agreements and the performance by Key, the Depositor, and the Trustee thereof have been obtained or made, and are in full force and effect.

          (e) Each of Key and the Depositor has taken all actions required under applicable law to effectuate the transfer of the Mortgage Loans.

          (f) There are no agreements or courses of prior dealing between any of the parties that would alter the relationships set forth in the Agreements.

          (g) The Depositor, Key, and the Trustee will at all times and in all respects that are material to the opinions expressed in this letter comply with all material provisions of the Agreements, as applicable.

          (h) Key is a national banking association, the deposits of which are insured by the FDIC pursuant to the provisions of the FDIA.

          (i) As of the date of this opinion, Key has not violated any law or regulation and is not in an unsafe or unsound condition that would constitute a basis for the appointment of a conservator or receiver pursuant to the FDIA.

          (j) Key received adequate consideration for the transfer to the Depositor of the Mortgage Loans pursuant to the Loan Purchase Agreement.

          (k) Each of Key, the Depositor, and the Trustee did not and will not
     (i) execute the Agreements or any other agreement to which it is a party in connection with the Transactions or (ii) otherwise effectuate or consummate any transfer of the Mortgage Loans pursuant to the Agreements or any other agreement, in any case:

               (1) in contemplation of Key's or the Depositor's insolvency;



                                     F-1-3

               (2) with a view to preferring one creditor of Key or the Depositor over another or to preventing the application of Key's or the Depositor's assets in the manner required by applicable law or regulations;

               (3) after Key or the Depositor committed an act of insolvency; or

               (4) with any intent to hinder, delay, or defraud Key or the Depositor or any of their respective creditors.

          (l) The execution, delivery and performance of each of the Agreements and the Transactions constitute bona fide and arm's length transactions and were and are undertaken in the ordinary course of business of the parties to such Agreements.

          (m) The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, and Class A-X Certificates are, as of the date hereof, each rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by Fitch and Moody's.

          (n) It is the stated intention of Key and the Depositor, as set forth in Section 11 of the Loan Purchase Agreement, to treat the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement as a sale, and not a secured borrowing, including for accounting purposes.

          (o) All of the requirements of generally accepted accounting principles for treating the transfer of the Mortgage Loans as a sale have been satisfied (other than the "legal isolation" condition).

          (p) Key is and shall remain a separate and distinct entity from, and shall not commingle its assets with those of, the Depositor, the Trustee and/or the Trust. Key does not control, is not controlled by, and is not under common control with, directly or indirectly, the Depositor or the Trustee.

          (q) The Depositor is a Delaware corporation and is a "special purpose entity" (as defined in 12 C.F.R. ss. 360.6(a)(5)) and, as such, is primarily engaged in acquiring and holding (or transferring to another "special purpose entity") financial assets, and in activities related or incidental thereto, in connection with the issuance of beneficial interests by the Depositor (or by another "special purpose entity" that acquires financial assets directly or indirectly from the Depositor).

OPINION EXPRESSED

     Based on the reasoning and subject to the assumptions, qualifications and limitations set forth in this letter, it is our opinion that in a properly presented and decided case, a court would hold that the FDIC, if appointed as receiver or conservator of Key pursuant to Section 11(c) of the FDIA:



                                     F-1-4

          (a) could not, in the exercise of its authority under 12 U.S.C. ss. 1821(e), reclaim, recover, or recharacterize as property of Key or the receivership the Mortgage Loans that have been transferred by Key to the Depositor pursuant to the Loan Purchase Agreement; and

          (b) could not seek to avoid the Loan Purchase Agreement under 12 U.S.C. ss. 1823(e).

     We wish to point out that we are giving no opinion (i) as to whether the transfer of the Mortgage Loans by Key to the Depositor and, in turn, by the Depositor to the Trust is a true sale or absolute conveyance, (ii) as to the perfection or priority of any ownership interest or security interest in the Mortgage Loans, (iii) concerning any law other than the federal laws of the United States of America, or (iv) concerning any matter not expressly addressed in this letter.

DISCUSSION

     In an insolvency proceeding for Key, the United States Bankruptcy Code (the "Bankruptcy Code") would not apply.(2) Therefore, neither the provisions of the Bankruptcy Code that impact the right of a secured creditor to liquidate collateral nor the provisions of Section 547 of the Bankruptcy Code concerning "preferential" transfers would apply in the event of the insolvency of Key. The FDIC is authorized under Sections 11(c)(1) and (2) of the FDIA to accept appointment as conservator, and is required to be appointed as receiver, for a federal savings bank such as Key.

     Our opinions above rely on the FDIC's rule regarding the treatment by the FDIC, as receiver or conservator of an insured depository institution, of financial assets transferred by the institution in connection with a securitization or participation (the "Rule").(3) As of the date of this opinion, the Rule has not been modified or repealed, and we are not aware of any reported judicial decision that questions the validity of the Rule.

     For the Sale to be covered by the Rule, the Sale must involve the (1) transfer of financial assets (2) in connection with a securitization or participation.(4) The first element is satisfied because the Sale is a transfer of the Mortgage Loans, each of which "conveys to one entity a contractual right to receive cash" and therefore qualifies as a "financial asset."(5)

     The second element requires a determination of whether the Sale is "in connection with a securitization or participation."(6) In our analysis we are relying on the Rule's treatment of transfers in connection with a securitization. We have found no case law that interprets the phrase "in connection with a securitization" under the Rule. The Rule states that a "securitization" means the issuance by a special purpose entity of beneficial interests, the most

-------------

(2) 11 U.S.C. ss.ss.109(b)(2) and (d).

(3) See Treatment by the FDIC as Conservator or Receiver of Financial Assets Transferred by an Insured Depository Institution in Connection With a Securitization or Participation, 65 Fed. Reg. 49,189 (2000) (codified at 12 C.F.R. ss. 360.6).

(4) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(b)).

(5) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(a)(2)).

(6) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(b)).




                                     F-1-5
senior class of which is rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations or which are sold in transactions not involving any public offering or in transactions exempt from registration pursuant to Regulation S under the Securities Act.(7)

     The Sale is an integral part of the Transactions and is entered into for the sole purpose of effectuating the Transactions under the Pooling and Servicing Agreement. In connection with the Transactions, pursuant to the Loan Purchase Agreement Key will transfer the Mortgage Loans to the Depositor, which we have assumed to be a "special purpose entity" under the Rule. Pursuant to the Pooling and Servicing Agreement, the Depositor will then immediately sell the Mortgage Loans to the Trust, and the Trust will contemporaneously issue beneficial interests in the form of the Certificates for public and private sale. Key and the Depositor will engage in the Sale transaction for the sole purpose of effectuating the creation of the Trust and the issuance of the Certificates pursuant to the Pooling and Servicing Agreement. For these reasons, we believe that a court would hold that the Sale is "in connection with" the Transactions.

     For the Transactions to constitute a "securitization" under the Rule, the Trust must be a "special purpose entity," as defined by the Rule. The Rule defines "special purpose entity" to mean:

            a trust . . . or other entity demonstrably distinct from the insured depository institution that is primarily engaged in acquiring and holding (or transferring to another special purpose entity) financial assets, and in activities related or incidental thereto, in connection with the issuance by such special purpose entity (or by another special purpose entity that acquires financial assets directly or indirectly from such special purpose entity) of beneficial interests.(8)

     The Trust is a trust established upon effectuation of the Transactions under the laws of New York pursuant to the Pooling and Servicing Agreement. Key does not control, is not controlled by, nor is it under common control with, the Trustee or the Trust. Although a subsidiary of Key will act as the master and special servicer of the Trust's assets for the benefit of the Trustee and the Certificateholders, the ultimate decision-making authority permitted under the Pooling and Servicing Agreement is vested in the Trustee and the Certificateholders or is otherwise limited or dictated by the terms of the Pooling and Servicing Agreement, as set forth in the Pooling and Servicing Agreement. Key will not share in the ownership of any of the principal assets of the Trust. Neither Key nor the Trust will commingle any of its assets with the other. Moreover, the documents evidencing the principal assets of the Trust, the Mortgage Notes and related Mortgage Files, will be assigned to and physically delivered into the possession of the Trustee, or a custodian appointed by the Trustee (which custodian may not, as set forth in the Pooling and Servicing Agreement, be Key or an affiliate of Key). Although the Rule does not provide any guidance regarding the circumstances under which a special purpose entity is

-----------
(7) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R. ss.360.6(a)(4)(i)).

(8) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R. ss.360.6(a)(5)).



                                     F-1-6

"demonstrably distinct" from a depository institution, we believe that the facts set forth above demonstrate that the Trust is an entity distinct from Key.

     The Trust will be primarily engaged in acquiring and holding financial assets and in activities related or incidental thereto, in connection with the issuance of beneficial interests, which in this case are the Certificates. The Certificates fall within the Rule's definition of "beneficial interests" because they will be issued by the Trust and will entitle the Certificateholders to receive payments that depend primarily on the cash flow from the Mortgage Loans owned by the Trust. For the foregoing reasons, the Trust appears to satisfy the definition of a "special purpose entity" under the Rule.

     The other requirement for the Transactions to constitute a securitization under the Rule is also met because the most senior class of securities issued in the Transactions are rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by Fitch and Moody's, which are nationally recognized statistical rating organizations.(9) Although the Rule does not define the phrase "nationally recognized statistical rating organizations," this phrase is used by the FDIC, other bank regulatory agencies and the Securities and Exchange Commission in several regulations, is defined by the Securities and Exchange Commission in several regulations and is defined by the Securities and Exchange Commission at 17 C.F.R. ss. 240.150c3-1(c)(2)(vi)(F) as including Fitch and Moody's, the two agencies rating the most senior classes of securities in the Transactions. Although the Rule does not expressly adopt that definition, we believe that a court would hold that Fitch and Moody's are nationally recognized statistical rating organizations, either on the basis of the Securities and Exchange Commission's rule or otherwise.

OTHER QUALIFICATIONS

     The foregoing opinion is subject to the following qualifications:

     1. If Key were to become a debtor under the FDIA and the FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's estate, we express no opinion as to how long the Trust would be denied possession of the Mortgage Loans in Key's possession before the validity of such an assertion could be finally decided. We also express no opinion as to whether, if the FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's receivership estate, a court would permit Key to use collections of the Mortgage Loans in Key's possession without the consent of the Trustee either before deciding the issue or pending appeal after a decision adverse to the Trust.

     2. We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief affording delay pending a determination on the merits; by such reservation, however, we do not imply that we have undertaken any analysis to determine whether any such equitable relief would ultimately be available to prevent enforcement of the transaction.

-----------
(9) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R. ss.360.6(a)(4)(i)).




                                     F-1-7

     3. We express no opinion with respect to the power of the FDIC, as receiver or conservator, to disaffirm or repudiate any agreement (including, but not limited to, the Loan Purchase Agreement) to the extent it imposes continuing obligations or duties upon Key in receivership or conservatorship.

     4. We express no opinion herein as to whether any transfer or obligation is avoidable as a preference or fraudulent transfer.

     5. The opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

     6. We express no opinion as to compliance or the effect of noncompliance by the Trustee with any state or federal laws or regulations applicable to it in connection with the transactions described in the Pooling and Servicing Agreement.

     7. We express no opinion with respect to the enforceability of any Mortgage Loan or the existence of any claims, rights, defenses, counterclaims or objections in favor of the mortgagor thereon that can be asserted against or are effective against Key, the Depositor, the Trustee or the Certificateholders. We note that unless the mortgagor with respect to a Mortgage Loan has received notice of the assignment thereof (such notice not being contemplated by the Loan Purchase Agreement), bona fide payments made by such mortgagor to Key or a second assignee of such Mortgage Loan shall discharge such mortgagor's obligations to the extent of such payment, and such payment will only be recoverable from Key or, in certain cases, from such second assignee, as the case may be.

     8. We have assumed that there are no agreements (other than the Agreements) prohibiting, restricting or conditioning the assignment of any portion of the Mortgage Notes.

     9. We express no opinion as to the ability of the FDIC, as conservator or receiver, to transfer the Loan Purchase Agreement without any approval or consent of the parties, pursuant to 12 U.S.C. ss.1821(d)(2)(G).

     The foregoing analysis and its conclusions are premised upon, and limited to, the law and the structure of the proposed Transactions in effect as of the date of this letter. We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of (i) the discovery subsequent to the date of this opinion letter of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter or
(ii) the amendment or repeal of the Rule after the date of this opinion letter. Furthermore, we note that a court's decision regarding matters upon which we opine herein is based on the court's own analysis and interpretation of the factual evidence before the court, and applicable legal principles.



                                     F-1-8

     This opinion is solely for the benefit of the addressees and should not relied on by any other person. It is rendered solely in connection with the Transactions. It may not be quoted, in whole or in part, or otherwise referred to or used by you for any purpose, nor may copies hereof be delivered to any other person (except to parties involved in the Transactions and their counsel as part of the closing set related to the Transactions) without our prior written consent.


                                          Very truly yours,

                                          POLSINELLI SHALTON & WELTE, P.C.















                                     F-1-9

                                   EXHIBIT F-2

               FORM OF LETTER OF POLSINELLI SHALTON & WELTE, P.C.,
                 SPECIAL COUNSEL TO KEYBANK NATIONAL ASSOCIATION


                                  June 13, 2001


Credit Suisse First Boston Mortgage           Wells Fargo Bank Minnesota, N.A.
   Securities Corp.                           45 Broadway, 12th Floor
11 Madison Avenue                             New York, New York  10006
New York, New York  10010

Credit Suisse First Boston Corporation        Moody's Investors Service, Inc.
11 Madison Avenue                             99 Church Street
New York, New York  10010                     New York, New York  10007

First Union Securities, Inc.                  Fitch, Inc.
One First Union Center                        One State Street Plaza, 31st Floor
Charlotte, North Carolina  28288-1075         New York, New York 10004

McDonald Investments Inc.                     Salomon Smith Barney Inc.
800 Superior Avenue                           388 Greenwich Street
Cleveland, Ohio  44114                        New York, New York  10013

     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass Through Certificates, Series 2001-CK3
          ---------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to KeyBank National Association ("KeyBank") and KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage ("KRECM"), in connection with the Pooling and Servicing Agreement ("Pooling and Servicing Agreement") dated as of June 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp. as Depositor (the "Depositor"), KRECM as Master Servicer and Special Servicer, and Wells Fargo Bank Minnesota, N.A. as Trustee, and in connection with the Mortgage Loan Purchase Agreement ("Loan Purchase Agreement") dated as of June 12, 2001, among KeyBank as Seller and the Depositor as Purchaser.

     This letter is delivered to you at the request of KeyBank pursuant to the Loan Purchase Agreement, the Underwriting Agreement ("Underwriting Agreement") dated June 12, 2001, among the Depositor, Credit Suisse First Boston Corporation ("CSFB"), First Union Securities, Inc., Salomon Smith Barney Inc. and McDonald Investments Inc. as Underwriters (in such capacity, collectively, the "Underwriters") and pursuant to the Certificate Purchase



                                     F-2-1

Agreement ("Certificate Purchase Agreement") dated June 12, 2001, between the Depositor and CSFB.

     The Certificates to be issued by the Depositor pursuant to the Pooling and Servicing Agreement are divided into classes. The Certificates of Classes A-1, A-2, A-3, A-4, B, C and D (collectively, the "Publicly Offered Certificates") will be sold to the Underwriters pursuant to the Underwriting Agreement and offered for sale to the public pursuant to a prospectus dated June 5, 2001 ("Base Prospectus"), as supplemented by a prospectus supplement dated June 12, 2001 ("Prospectus Supplement" and along with the Base Prospectus, the "Prospectus"). The Certificates of Classes E, F, G-1, G-2, H, J, K, L, M, N, O, A-X, R and V (the "Privately Offered Certificates" and along with the Publicly Offered Certificates, the "Certificates") will be sold to CSFB pursuant to the Certificate Purchase Agreement. CSFB will offer the Privately Offered Certificates pursuant to a confidential offering circular dated June 12, 2001 (the "Confidential Offering Circular"). Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement or the Pooling and Servicing Agreement, as applicable.

     The purpose of our professional engagement was to advise with respect to legal matters and not to determine or verify facts. Many of the determinations involved in the preparation of the Prospectus Supplement and the Confidential Offering Circular were factual. We have not independently verified, do not make any representation as to, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement or the Confidential Offering Circular.

     In connection with the delivery of this letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Prospectus, the Confidential Offering Circular, the Loan Purchase Agreement, the Pooling and Servicing Agreement, and other such documents and records as we have deemed relevant or necessary as the basis for the views expressed in this letter. We have obtained such certificates from and made such inquiries of officers and other representatives of KeyBank and KRECM as we have deemed relevant or necessary as the basis of the views expressed in this letter. We have relied upon and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the views expressed in this letter are based.

     We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Loan Purchase Agreement and the Pooling and Servicing Agreement and underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed in this letter, (ii) the legal capacity of natural persons,
(iii) the genuineness of all signatures (except for the signatures of officers of KRECM and KeyBank) and the authenticity of all documents submitted to us as originals, (iv) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies, (v) the due authorization by all necessary action, and the due execution and delivery, of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement by the parties thereto and the constitution of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement as the legal, valid and binding obligations of each party thereto,



                                     F-2-2
enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, and similar laws relating to or affecting the enforceability of creditors' rights generally, the effect of general equitable principals (in equity or at law), and the availability of equitable remedies,
(vi) the compliance with the relevant provisions of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement by the parties thereto, (vii) the conformity, to the requirements of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Loan Documents delivered to the Depositor by KeyBank, (viii) the absence of any agreement that supplements or otherwise modifies the agreements expressed in each of the Loan Purchase Agreement and the Pooling and Servicing Agreement, and (ix) the conformity of the text of each document filed with the Securities Exchange Commission through the EDGAR system to the printed documents reviewed by us. In rendering this letter, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     In the course of acting as special counsel to KeyBank and KRECM we have responded to inquiries from time to time by KeyBank's closing coordinators, reviewed title insurance commitments and surveys and prepared most of the loan documents for a majority of the Mortgage Loans (as defined in the Loan Purchase Agreement) originated by KeyBank. In connection with the preparation of the Prospectus Supplement and the Confidential Offering Circular, we met in conferences and participated in telephone conversations with officers and employees of KeyBank and KRECM and counsel, officers and other representatives of the Depositor, the Underwriters, CSFB and the other Mortgage Loan Sellers, during which conferences and telephone conversations the contents of the Prospectus Supplement and the Confidential Offering Circular were discussed. We have not independently undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Prospectus Supplement or the Confidential Offering Circular. On the basis of the foregoing and subject to the limitations set forth herein, nothing has come to our attention to cause us to believe that either the Prospectus Supplement or the Confidential Offering Circular, as of their respective dates or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and we do not make any comment in this paragraph with respect to (i) financial statements, schedules or other accounting, financial, or statistical data or other information of that nature contained in or omitted from the Prospectus Supplement or the Confidential Offering Circular, or (ii) information contained in the computer diskette or the CD-ROM accompanying the Prospectus Supplement which we assume, but have not verified, does not vary from and is not different in any way from the information contained in the Prospectus Supplement). In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate on the judgment of officers and other representatives of KeyBank, KRECM and their affiliates. In addition, in that connection we call to your attention that, with your knowledge and consent, we have not (except as described above) examined or otherwise reviewed any of the Mortgage Files in connection with the transactions contemplated by the Pooling and Servicing Agreement and the Loan Purchase Agreement (collectively, the



                                     F-2-3

"Transactions"), any particular documents contained in such files or any other documents with respect to the Mortgage Loans.

     Whenever a statement herein is qualified by the phrase "come to our attention," it is intended to indicate that, during the course of our representation of KeyBank or KRECM, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have been actively involved in representing KRECM or KeyBank in connection with the Transactions or in connection with the origination of any of the Mortgage Loans being sold as part of the Transactions. However, we have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of KRECM or KeyBank.

     This letter is solely for the benefit of the addressees and may not be relied upon or used by, circulated, filed with any governmental authority or other regulatory agency, quoted or referred to, nor may copies hereof be delivered to, any other person (except to the parties involved in the Transactions and their respective counsel as part of the closing set related to the Transactions) without our prior written approval. We disclaim any obligation to update this letter for events occurring or coming to our attention after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed in this letter.

                                            Very truly yours,


                                            POLSINELLI SHALTON & WELTE, P.C.











                                     F-2-4

                                    EXHIBIT G

         FORM OF OPINION OF PHILLIPS, LYTLE, HITCHCOCK, BLAINE & HUBER,
      SPECIAL COUNSEL TO KEYBANK NATIONAL ASSOCIATION, THE MASTER SERVICER
                            AND THE SPECIAL SERVICER


                                  June 13, 2001


Credit Suisse First Boston Corporation    Moody's Investors Service, Inc.
11 Madison Avenue                         99 Church Street
New York, New York  10010                 New York, New York  10007

Credit Suisse First Boston Mortgage       Wells Fargo Bank Minnesota, N.A.
  Securities Corp.                        45 Broadway, 12th Floor
11 Madison Avenue                         New York, New York  10006
New York, New York  10010

First Union Securities                    Fitch, Inc.
One First Union Center                    One State Street Plaza, 31st Floor
Charlotte, NC  28288-1075                 New York, New York  10004

Salomon Smith Barney Inc.                 McDonald Investments Inc.
388 Greenwich Street                      800 Superior Avenue
New York, New York  10013                 Cleveland, OH  44114

     Re: Pooling and Servicing Agreement among Credit Suisse First Boston Mortgage Securities Corp., as Depositor ("Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as Master Servicer and Special Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee dated as of June 1, 2001 ("PSA") and Mortgage Loan Purchase Agreement between KeyBank National Association, as Seller and Depositor, as Purchaser dated as of June 12, 2001 ("MLPA" and together with the PSA, the "Agreements")
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special local counsel to KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage ("Company"), as Master Servicer and Special Servicer in connection with the execution and delivery of the PSA, and to KeyBank National Association ("KeyBank"), as Seller in connection with the execution and delivery of the MLPA.

     In connection with rendering our opinion, we have reviewed the PSA and the MLPA and have made such investigations of law as we have deemed necessary or appropriate to enable us to render this opinion. As to facts material to our opinion we have, when relevant facts were not independently established, relied upon the representations of the Company and KeyBank in the Agreements.

     In rendering the opinions expressed herein, we have assumed (i) the genuineness of all signatures by each party; (ii) the authenticity of all documents submitted to us as originals; (iii) the conformity to original documents of all documents submitted to us as conformed or photostatic copies;
(iv) the conformity in all material respects of the final executed form of the Agreements with the versions submitted to us in draft form on June 12, 2001; (v) the due formation and valid existence of the parties to the Agreements; and (vi) the due authorization, execution and delivery of the Agreements by the parties thereto, and their power and authority (including the obtaining of all necessary permits, licenses and approvals) to execute and perform each of the Agreements.

     Based upon the foregoing assumptions and subject to the qualifications hereinafter set forth, it is our opinion that, as of the date hereof:

     1. The PSA constitutes the legal, valid and binding contract and agreement of the Company and is enforceable in accordance with its terms.

     2. The MLPA constitutes the legal, valid and binding contract and agreement of KeyBank and is enforceable in accordance with its terms.

     Our opinions concerning the enforceability of the Agreements are subject to the qualification that:

          (a) enforceability may be limited by or subject to (i) state and/or federal bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies; (ii) an implied duty of good faith; and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (b) certain provisions of the Agreements may be unenforceable in whole or in part, although the inclusion of such provisions does not render any of the Agreements invalid as a whole, and the Agreements contain legally adequate provisions for enforcing the other obligations of the parties thereunder and for the practical realization of the principal rights and benefits purported to be afforded thereby, subject to the economic consequences of any judicial, administrative, or other procedural delay in connection with such enforcement and realization.

     In connection with servicing by the Company of mortgages on residential property located in New York State, we point out that Section 6-k of the New York Banking Law imposes certain obligations on mortgagees with respect to casualty insurance escrow accounts, and Section 254 of the New York Real Property Law imposes certain restrictions on the right of the mortgagee to retain casualty insurance proceeds.

     We express no opinion as to the applicability to, or effect on, the transactions contemplated by either of the Agreements of any federal or state securities law.

     We are qualified to practice law in the State of New York and we do not purport to be experts on, or to express any opinion herein concerning, any matter governed by the laws of any jurisdiction other than the laws of the State of New York and the federal law of the United States. This letter is furnished to you solely for your benefit in connection with the transactions contemplated by the Agreements. This opinion is not to be publicly filed, used, circulated, quoted or otherwise relied upon by any other person or entity or, for any other purpose, without our prior written consent.


                                              Very truly yours,

                                    EXHIBIT H

        FORM OF OPINION OF IN-HOUSE COUNSEL TO FIRST UNION NATIONAL BANK


                                  June 13, 2001


To: Persons on Annex A Hereto

     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ---------------------------------------------------------------

Ladies and Gentlemen:

     I am a Vice President and Assistant General Counsel of First Union Corporation, and in that capacity I have acted as counsel to First Union National Bank (the "Seller"), in connection with the sale of mortgage loans (the "Mortgage Loans") by the Seller to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 13, 2001 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor, and an Indemnification Agreement, dated as of June 13, 2001, by and among the Seller and the Underwriters (as defined therein) (together with the Mortgage Loan Purchase Agreement, the "Agreements"). Capitalized terms used but not defined herein have the meanings set forth in the Mortgage Loan Purchase Agreement or in agreements referred to therein.

     In rendering this opinion letter, I have examined such documents as I have deemed necessary. As to matters of fact, I have examined and relied upon representations of the Seller contained in the Agreements and, where I have deemed appropriate, representations or certifications of parties to the Agreements or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to me as copies. I have assumed, except as to the Seller, that all parties had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements and that there is not, and will not be, any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements.

     I am admitted to the Bar of the State of Maryland and in rendering this opinion, I do not express any opinion concerning any law other than the laws of the State of Maryland and the federal laws of the United States. I do not express any opinion concerning the application of the "doing business" laws or any federal or state securities laws. In addition, I do not express any opinion on any issue not expressly addressed below.

     Based upon and subject to the foregoing, I am of the opinion that:

     1. The Seller is a national banking association duly organized and validly existing under the laws of the United States of America and has the requisite corporate power to own its properties, to conduct its business as presently conducted by it, to own the Mortgage Loans, to transfer and convey the Mortgage Loans to the Depositor and to enter into and perform its obligations under the Agreements.

     2. The Agreements have been duly authorized, executed and delivered by the Seller.

     3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the Agreements except for those consents, approvals, authorizations or orders that previously have been obtained, as may be required under federal or state securities laws, and such real estate filings as may be required in connection with the transfer of the Mortgage Loans and the other matters contemplated under the Agreements.

     4. Neither the transfer of the Mortgage Loans as provided in the Mortgage Loan Purchase Agreement, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreements, will result in a breach of any term or provision in the articles of association or by-laws of the Seller or, to my knowledge, will conflict with, result in a breach of or constitute a default under (a) any order of any state or federal court, regulatory body, administrative agency or other governmental body having jurisdiction over the Seller, or (b) any other document or agreement to which the Seller is a party or by which it is bound.

     5. To my knowledge, there are no actions, proceedings or investigations pending or threatened against the Seller before any state or federal court, administrative agency or other tribunal (a) asserting the invalidity of either Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated in the Agreements, or (c) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, either Agreement.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person is entitled to rely hereon. Copies of this letter may not be furnished to any other person, nor may any portion of this letter be quoted, circulated or referred to in any other document.


                                   Very truly yours,

                                   Lars A. Carlsten
                                   Vice President and Assistant General Counsel

                                     ANNEX A


Credit Suisse First Boston
  Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York 10010

First Union Securities, Inc.
One First Union Center
Charlotte, North Carolina 28288-1075

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010

Salomon Smith Barney, Inc.
388 Greenwich Street, 11th Floor
New York, New York 10013

McDonald Investments, Inc.
800 Superior Avenue
Cleveland, Ohio 44114

Wells Fargo Bank Minnesota, N.A.
45 Broadway, 12th Floor
New York, New York 10006

Fitch, Inc.
One State Street Plaza, 31st Floor
New York, New York 10004

Moody's Investor Services, Inc.
99 Church Street
New York, New York 10007

Cadwalader, Wickersham & Taft
227 West Trade Street, Suite 2400
Charlotte, North Carolina 28202

                                   EXHIBIT I-1

               FORM OF OPINION I OF CADWALADER WICKERSHAM & TAFT,
                  SPECIAL COUNSEL TO FIRST UNION NATIONAL BANK


                                  June 13, 2001


Addressees listed on Schedule A

     Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ----------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to First Union National Bank ("FUNB") in connection with the transfer of certain mortgage loans held by FUNB (the "FUNB Mortgage Loans") to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") pursuant to that certain Mortgage Loan Purchase Agreement dated as of June 13, 2001 (the "FUNB Purchase Agreement"). The Depositor will transfer the FUNB Mortgage Loans along with mortgage loans the Depositor acquires from KeyBank National Association and Column Financial, Inc. (collectively with the FUNB Mortgage Loans, the "Mortgage Loans"), to a commercial mortgage trust (the "Trust"). The Trust will issue the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"). The Certificates will represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is primarily comprised of the Mortgage Loans.

     The Certificates are being issued to the Depositor pursuant to that certain Pooling and Servicing Agreement, dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, KeyCorp Real Estate Capital Markets Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., a national banking association, as trustee (the "Trustee"). The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates (the "Public Certificates") to Credit Suisse First Boston Corporation, McDonald Investments Inc., First Union Securities, Inc. (an affiliate of FUNB) and Salomon Smith Barney Inc. (collectively, the "Underwriters") pursuant to that certain Underwriting Agreement dated as of June 12, 2001 (the "Underwriting Agreement"). The Depositor will also sell the Class A-X, E, F, G-1, G-2, H, J, K, L, M, N, O, R and V Certificates (the "Private Certificates" and together with the Public Certificates, the "Certificates") to Credit Suisse First Boston Corporation (the "Certificate Purchaser") pursuant to that certain Certificate Purchase Agreement dated as of June 12, 2001 (the "Certificate Purchase Agreement"). The Public Certificates will be publicly offered by the Underwriters pursuant to that certain Prospectus, dated as of June 5, 2001 and Prospectus Supplement, dated June 12, 2001 (collectively, the "Prospectus"). The Private Certificates will be privately offered by the Certificate Purchaser pursuant to that certain Confidential Offering Circular (the "Confidential Offering Circular") dated June 12, 2001.



                                     I-1-1

     You have requested our opinion as to whether, under present reported decisional authority and statutes applicable to federal insolvency cases: if the Federal Deposit Insurance Corporation (the "FDIC") were to be appointed receiver or conservator for FUNB pursuant to the Federal Deposit Insurance Act, as amended (the "FDIA"),(10) a court which acted reasonably and correctly applied the law to the facts as set forth herein, after full consideration of all relevant factors, would hold that the Rule (as defined herein) applies to the transfer of the FUNB Mortgage Loans such that the FDIC could not exercise its authority under 12 U.S.C. 1821(e) to reclaim, recover, or recharacterize as property of FUNB the FUNB Mortgage Loans.

                              FACTS AND ASSUMPTIONS

     In rendering this opinion, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such certificates, corporate or other records, and other documents as we have deemed appropriate for the purpose of rendering this opinion. We have examined and relied upon, among other things, the FUNB Purchase Agreement, the Pooling and Servicing Agreement, the Underwriting Agreement, the Prospectus and the Confidential Offering Circular (collectively, the "Applicable Documents") and the certificates, opinions, agreements and other documents (including exhibits thereto) delivered in connection with the issuance and sale of the Certificates.

     We have assumed that no party to any of the Applicable Documents has entered into any agreement or understanding, either written or oral, inconsistent with the terms of any of the Applicable Documents or the assumptions or discussion in this opinion or that is otherwise related to the subject matter of any of the Applicable Documents, or which otherwise pertains to the transfer of the FUNB Mortgage Loans from FUNB to the Depositor pursuant to the FUNB Purchase Agreement other than as expressly set forth in such documents or in this opinion. Capitalized terms that are not defined herein shall have the same meanings as in the Pooling and Servicing Agreement.

     We have assumed and relied upon the genuineness and due authorization of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of all documents submitted to us as copies.

     The opinions expressed herein are based upon and subject to the assumed compliance by FUNB and the Depositor at all relevant times, with the facts and assumptions set forth herein. We have been advised of the following facts by FUNB and the Depositor. In rendering our opinion, we have relied upon certain factual representations, warranties and covenants material to this opinion which are set forth in the Applicable Documents and on the certificates of officers or representatives of FUNB and the Depositor in which they represent that the applicable facts and assumptions set forth herein are accurate. We have not made any independent inquiry with regard to the accuracy of the matters stated in such certificates or in the documents reviewed. In rendering our opinions, and based on the documents referenced above, we have assumed that the facts and assumptions outlined below are correct.

-----------
(10) 12 U.S.C. ss.ss. 1811 et seq.



                                     I-1-2

     FUNB is the owner of the FUNB Mortgage Loans, having originated or acquired such Mortgage Loans prior to the date hereof. On the date hereof, the following simultaneous transactions will occur:

          1. Pursuant to the FUNB Purchase Agreement, FUNB will sell, transfer and assign all of its respective right, title and interest in and to the FUNB Mortgage Loans to, or at the direction of, the Depositor and will deliver possession of the notes evidencing the FUNB Mortgage Loans to, or at the direction of, the Depositor. As provided in the FUNB Purchase Agreement, FUNB and the Depositor will take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the title to the FUNB Mortgage Loans to or upon the direction of the Depositor. The consideration received by FUNB pursuant to the FUNB Purchase Agreement represents the fair market value of the FUNB Mortgage Loans and is comparable to the terms that would apply to a similar transaction between other unaffiliated third parties.

          2. Pursuant to the Pooling and Servicing Agreement, the Depositor will transfer and assign to the Trustee, for the benefit of the holders of Certificates, all of its right, title and interest in and to the Mortgage Loans and will deliver or cause to be delivered possession of the notes evidencing the Mortgage Loans to the Trustee in exchange for the Certificates. The Depositor and the Trustee will take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the title to the Mortgage Loans to the Trustee. Specifically, as required under the Pooling and Servicing Agreement, the notes evidencing the Mortgage Loans will be endorsed and delivered to the Trustee and an assignment of the Mortgage Loans sufficient under all applicable laws and the terms of the Pooling and Servicing Agreement to effect the conveyance and assignment of and transfer to the Trustee will be prepared in favor of, and delivered to, the Trustee. The consideration received by the Depositor pursuant to the Pooling and Servicing Agreement (i.e., the Certificates) represents the fair market value of the Mortgage Loans and is comparable to the terms that would apply to a similar transaction between unaffiliated third parties.

          3. Pursuant to the Underwriting Agreement and the Certificate Purchase Agreement, the Depositor will transfer the Public Certificates to the Underwriters and the Private Certificates to the Certificate Purchaser for a cash consideration representing the fair market value of the Certificates that is comparable to the terms that would apply to a similar transaction between unaffiliated third parties. The Underwriters and the Certificate Purchaser will transfer the Certificates that have been sold to the purchasers thereof. The Underwriters and the Certificate Purchaser intend to sell or transfer all of the Certificates to parties that are unaffiliated with FUNB (the "Investors").

     The Pooling and Servicing Agreement provides for the issuance of the Certificates, which collectively evidence a 100 percent ownership interest in the Trust Fund. The Trust Fund is comprised of the Mortgage Loans together with certain other related contract rights and amounts held by or on behalf of the Master Servicer, the Special Servicer or the Trustee from time to time in certain related collection and/or distribution accounts, certain funds of the borrowers to be held by or on behalf of the Master Servicer, the Special Servicer or the Trustee



                                     I-1-3
from time to time in certain related reserve accounts, certain insurance policies relating to such Mortgage Loans and any property acquired in respect of such Mortgage Loans by foreclosure or deed in lieu of foreclosure.

     FUNB and the Depositor intend, and the Applicable Documents indicate, that the transfer of the FUNB Mortgage Loans from FUNB to the Depositor (the "Transfer") pursuant to the FUNB Purchase Agreement, followed by the transfer of the Certificates to Investors to be a sale from FUNB to the Depositor. FUNB and the Depositor intend to treat the Transfer as a sale for accounting and tax purposes. The purchase price for the FUNB Mortgage Loans reflects the good faith determinations of FUNB and the Depositor of the fair market value of the FUNB Mortgage Loans and is equal to the price that the parties believe would be paid in a sale of the FUNB Mortgage Loans between other unaffiliated entities. No provision exists whereby such consideration may be modified subsequent to closing and FUNB will have no obligation to repay such consideration, or interest thereon, to the Depositor.

     FUNB will receive the entire consideration for the FUNB Mortgage Loans on the date hereof. The Transfer was not made to or for the benefit of a creditor of FUNB and was not made for or on account of an antecedent debt owed by FUNB before the Transfer was made. At the time the Transfer was made, FUNB was not indebted to the Depositor.

     Pursuant to the FUNB Purchase Agreement, FUNB irrevocably transfers and relinquishes all rights with respect to the FUNB Mortgage Loans and, specifically, has no right to sell, pledge, or otherwise dispose of such Mortgage Loans once transferred to the Depositor. The Depositor is free to deal with the FUNB Mortgage Loans as its property prior to the transfer of the FUNB Mortgage Loans to the Trustee. Pursuant to the FUNB Purchase Agreement, FUNB transfers the FUNB Mortgage Loans without recourse and has no obligation to deliver other property to the Depositor, the Trustee or the purchasers of Certificates either in substitution for or in addition to such Mortgage Loans in the event of a credit loss or decline in value of such Mortgage Loans. There are no documents, instruments or understandings between or among the Depositor, FUNB, or any of their affiliates in respect of the FUNB Mortgage Loans other than as set forth in the Applicable Documents.

     FUNB conveys the First Union Mortgage Loans in the ordinary course of business and neither in contemplation of insolvency nor with an intent to hinder, delay or defraud its creditors, the FDIC, any receiver or conservator for FUNB or any other banking agency or with a view to the preference of one or more of its creditors to the exclusion in whole or in part of others. FUNB has not committed an act of insolvency nor did it transfer the FUNB Mortgage Loans in contemplation thereof or with a view to prevent the application of their respective assets in the manner described in the FDIA or other applicable federal or state law.

     The Transfer represents a bona fide transaction, and the Investors are not insiders or affiliates of FUNB. The FUNB Purchase Agreement will be, and will have been continuously from the time of its execution, an official record of FUNB. Such agreement will be available for inspection by the FDIC and other federal or state regulatory authorities having jurisdiction over the assets and affairs of any bank. FUNB has determined that the sale of the FUNB Mortgage Loans represents a practicable and reasonable course of action to improve the financial position



                                     I-1-4
of FUNB without impairing the rights of its creditors. The Board of Directors (or a Committee thereof) of FUNB has adopted resolutions approving the FUNB Purchase Agreement and the sale of the FUNB Mortgage Loans, and such resolutions have been reflected in the minutes of the meeting at which such transactions were approved.

     Neither FUNB nor any of its affiliates will own, hold or have any direct interest in the Mortgage Loans subsequent to the consummation of the Transfer and the transfer of the Certificates to investors. The Depositor has no right or obligation to transfer the FUNB Mortgage Loans back to FUNB, and FUNB has no right or obligation to reacquire any of FUNB Mortgage Loans subsequent to the Transfer.(11) Consequently, FUNB has transferred the benefits and risks of ownership of the FUNB Mortgage Loans to the Depositor.

     FUNB has not transferred the FUNB Mortgage Loans in contemplation of insolvency or with a design to prefer one or more creditors to the exclusion in whole or in part of others or with an intent to hinder, delay or defraud any of its creditors.

     The assets of FUNB are now, and are intended to be, sufficient to pay the ongoing business expenses of FUNB as they are incurred and to discharge all of its liabilities in the event that the business of FUNB is required to be liquidated.

     The property remaining in the hands of FUNB immediately after giving effect to the Transfer is not an unreasonably small amount of capital for the business in which FUNB is engaged.

     We further assume that the Depositor, the Trustee or other appropriate party in interest would actively oppose any attempt to recharacterize as property of the receivership or conservatorship estate of FUNB the FUNB Mortgage Loans under the FDIA.

                                   DISCUSSION

     Were the FDIC to be appointed receiver or conservator for FUNB pursuant to the FDIA, the FDIC could not reclaim, recover, or recharacterize as property of FUNB the FUNB Mortgage Loans, after giving effect to the transfer of the Certificates to the investors, if the transfer by FUNB constituted an irrevocable sale to the Depositor. The FDIA provides for the appointment of the FDIC as receiver or conservator for FDIC-insured banking institutions under certain circumstances. Upon the appointment of the FDIC as receiver or conservator for a failed institution, the FDIC succeeds to "all rights, titles, powers and privileges of the [failed institution] . . . with respect to the institution and the assets of the institution . . . ." 12 U.S.C. ss. 1821(d)(2).
Accordingly, and pursuant to section 1821(d)(2), the FDIC as receiver or

----------
(11) FUNB makes certain representations and warranties regarding the FUNB Mortgage Loans and, under certain circumstances, may be obligated to repurchase Mortgage Loans or substitute new loans due to a breach of any such representation or warranty. However, such obligation is limited, and any repurchase or substitute Mortgage Loans pursuant to this obligation would result from the FUNB Mortgage Loans not being of the quality represented, not from a decline in the value of or future payment defaults on the FUNB Mortgage Loans and does not give FUNB a general right to repurchase or otherwise reacquire the FUNB Mortgage Loans or to reclaim any of the benefits of its ownership.



                                     I-1-5
conservator would have only the rights in and to the FUNB Mortgage Loans that FUNB had under the FUNB Purchase Agreement. 12 U.S.C. ss. 1821(d)(2)(A).

     The FDIA accords the FDIC the power to modify contracts entered into by the failed institution. Under ss. 1821(e)(1) the FDIC may disaffirm or repudiate any contract--

          (A) to which the institution is a party;

          (B) the performance of which the conservator or receiver, in the conservator's or receiver's discretion, determines to be burdensome; and

          (C) the disaffirmance or repudiation of which the conservator or receiver determines, in the conservator's or receiver's discretion, will promote the orderly administration of the institution's affairs.

     Although the FDIC retains the power to disaffirm or repudiate contracts, we do not believe such power could or would be employed to repudiate the FUNB Purchase Agreement in such a manner as to allow the FDIC to acquire the FUNB Mortgage Loans. The contract has been materially completed. The only remaining obligation FUNB has under the FUNB Purchase Agreement is to repurchase certain Mortgage Loans if there was a breach of a representation or warranty concerning the character of a particular FUNB Mortgage Loan. While the FDIC may have the right to repudiate the repurchase obligation as burdensome, it has no authority under the FDIA to compel turnover of assets previously sold for fair value.(12) Such a turnover, which could not be accomplished without payment for such Mortgage Loans,(13) would also be inconsistent with the obligation of the FDIC as liquidator to dispose of assets(14) and the FDIC as conservator to "carry on the business of the institution."(15)

     The FDIC has affirmatively limited its broad powers to disaffirm or repudiate contracts with the issuance of a rule entitled "Treatment by the Federal Deposit Insurance Corporation as conservator or receiver of financial assets transferred in connection with a securitization or participation" found at 12 C.F.R. ss. 360.6 (the "Rule"). Under ss. 360.6(b), the FDIC will not use its authority to disaffirm or repudiate contracts to reclaim, recover, or recharacterize property of the insured institution transferred as part of a securitization or a loan participation.(16) Securitizations are defined in ss. 360.6(a)(4) of the Rule as:(17)

----------
(12) See 12 U.S.C. ss. 1821 (e)(ii).

(13) Compare the FDIA with the Bankruptcy Code, which authorizes, in Section 550, a bankruptcy trustee to recover avoided transfers. See also 12
U.S.C. ss.ss. 1821(e)(8)(c)(i) and (D)(i).

(14) See 12 U.S.C. ss.ss. 1821(C)(2)(A)(ii) and (d)(2)(E).

(15) See 12 U.S.C. ss. 1821(d)(2)(D)(ii).

(16) However, under ss. 360.6(d) the FDIC retains the right to disaffirm or repudiate any contract that imposes continuing obligations and duties of the insured institution, which in the conservator's or receiver's estimation is burdensome, and when such disaffirmance or repudiation would promote the orderly administration of the institution's affairs.



                                     I-1-6
             the issuance by a special purpose entity of beneficial interests, (i) the most senior class of which at the time of issuance is rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category (within either of which there may be subcategories or gradations indicating relative standing) by one or more nationally recognized statistical rating organizations, or
             (ii) which are sold in transactions by an issuer not involving any public offering for purposes of Section 4 of the Securities Act of 1933, as amended or in transactions exempt from registration under such Act pursuant to Regulation S thereunder (or any successor regulation).

     The Depositor meets the FDIC's definition of a special purpose entity. It has a distinct standing at law and is primarily engaged in acquiring, holding, or transferring financial assets to another special purpose entity in connection with the issuance of beneficial interests by a special purpose entity. The FUNB Mortgage Loans transferred from FUNB to the Depositor constitute financial assets. The Certificates issued by the Trust are beneficial interests, the most senior of which are rated investment grade as required by the Rule. Consequently, the present transaction meets the threshold qualifications for protection under the Rule.

     Additional requirements of the Rule are that the transaction must meet the criteria for a sale under generally accepted accounting principles, the transaction documents must reflect an intent of the parties for it to be a sale, and the financial institution must receive adequate consideration at the time the transfer was made. As confirmed by its accountants, FUNB is transferring the FUNB Mortgage Loans to the Depositor in accordance with the generally accepted accounting principles of the Financial Accounting Standards Board for a sale. The intent of the parties to consummate a sale is also reflected in the documents and the consideration received at the time of the transfer is adequate. Consequently, the transfer of the FUNB Mortgage Loans by FUNB would be protected under the Rule without regard to whether the FDIC has the power to obtain the FUNB Mortgage Loans.

     We have also found no substantial authority analyzing circumstances in which a sale of assets by a bank was recharacterized as a financing upon such bank's insolvency. Based on cases considering a sale of participation interests in loans, we believe, however, that any such analysis would be substantially the same as that utilized by courts considering the issue in circumstances in which the transferor was a debtor under the Bankruptcy Code. These cases are discussed below.

     While courts ultimately look to the economic substance of a transaction to determine whether it constitutes a sale or a pledge, the judicial analysis has typically proceeded on a case-by-case basis. The cases have not developed a prescribed formula which can be applied in a mechanical fashion. Rather, as the Third Circuit explained in a leading case, courts

----------
(17) Beneficial interests are defined in ss. 360.6(a) of the Rule as, "debt or equity (or mixed) interests or obligations issued by a special purpose entity that entitle their holders to receive payments that depend primarily on the cash flow from financial assets owned by the special purpose entity."



                                     I-1-7

"have examined the parties' practices, objectives, business activities and relationships and determined whether the transaction was a sale or a secured loan only after analysis of the evidence as to the true nature of the transaction." Major's Furniture Mart, Inc. v. Castle Credit Corporation, Inc., 602 F.2d 538, 545 (3d Cir. 1979). The determination of the "true nature" of a transaction is thus usually based on an analysis of the facts and circumstances present in the particular transaction, rather than on the application of consistently applied or well-established legal doctrines. In re Golden Plan of California, Inc., 829 F.2d 705, 709 (9th Cir. 1987). See also Sarf v. Leff (In re Candy Lane Corp.), 38 B.R. 571, 576 (Bankr. S.D.N.Y. 1984) (true sale determination should be "based upon an examination of the substance of the documents in the context of the surrounding transaction").

     Moreover, the published cases generally involve relatively small-scale commercial transactions or consumer claims whose fact patterns are not closely analogous to the transaction at issue here. While a few cases have addressed secondary market transactions in mortgage loans, no published decision has addressed the "true sale" issue in the context of a securitization or a transfer of assets to a special purpose entity and a subsequent transfer by such special purpose entity.(18)

     The reported decisions indicate that no single factor or combination of factors is dispositive and, due to the "facts and circumstances" nature of the analysis, are not conclusive as to the relative weight to be accorded to the factors that are present in this transaction. We also note that the cases are not uniform in their treatment of the factors considered. For example, six cases involving a similar fact pattern produced inconsistent results. In two cases, the original sale characterization of the transaction was upheld while four cases recharacterized a purported sale as a financing. Compare In re Lemons & Assocs., Inc., 67 .R. 198 (Bankr. D. Nev. 1986) (transfer of mortgage loan participations treated as a sale notwithstanding that return to transferee not related to return on transferred asset and transferee's ability to put transferred assets back to transferor) and Cohen v. Army Moral Support Fund (In re Bevill, Bresler & Schulman Asset Mgt. Corp.), 67 B.R. 557 (D. N.J. 1986) (sale treatment for repurchase agreement upheld notwithstanding transfer of asset at arbitrary, not fair market prices, payment by transferee to transferor not related to value of transferred asset, obligation to reverse the transfer on a specified date and full recourse to transferor for default on underlying asset) with In re Coronet Capital Co., 142 B.R. 78 (Bankr. S.D. N.Y. 1992) (transfer of participation treated as financing arrangement; return to transferees not related to return on transferred assets); Fireman's Fund Ins. Cos. v. Grover (In re The Woodson Co.), 813 F.2d 266 (9th Cir. 1987)

-----------
(18) However, we note that on February 5, 2001, the United States Bankruptcy Court for the Northern District of Ohio entered an order refusing to modify an interim cash collateral order that treated inventory and receivables sold by a chapter 11 debtor to two special purpose subsidiaries, not in chapter 11, as property of the debtor's estate. In re LTV Steel Company, case no 0043866 (Bankr. N.D. Ohio). In the February 5 opinion, the court states, "To suggest that Debtor lacks some ownership interest in products that it creates with its own labor, as well as the proceeds to be derived from that labor, is difficult to accept." The LTV interim order does not alter our conclusion that a court would find the Transfers to be sales. In LTV, all of the debtor's operating assets were sold to the special purpose subsidiaries and, by virtue of debtor's bankruptcy, all proceeds of the receivables should have been applied to repay the borrowings of the subsidiary. Accordingly, LTV would have had no ability to continue its operations and, as the court observed, 17,500 employees would have lost their jobs and 100,000 retirees would have lost medical and other benefits. Here, FUNB is not placing all of its operating assets in the securitization, but is making a one-time sale of financial assets which are commonly sold in the secondary market.



                                     I-1-8

(same); Ables v. Major Funding Corp. (In re Major Funding Corp.), 82 B.R. 443 (Bankr. S.D. Tex. 1987) (same); and In re S.O.A.W. Enter., Inc., 32 B.R. 279 (Bankr. W.D. Tex. 1983) (same). (19) In addition, in certain decisions, transactions with facts which are also present in this transaction were characterized as loans, but we believe that those cases are distinguishable in the context of this transaction.

     The existing case law thus does not provide consistently applied general principles with which to analyze all of the factors present in this transaction.(20)

     We do note that courts accord respect to the stated intent of the parties and tend to defer to the structure selected by the parties, unless the structure of the transaction is clearly inconsistent with that stated intent, or unless giving effect to the structure of the transaction would result in an evasion of public policy or perpetrate an injustice on one of the parties.(21) Several cases have expressly articulated this concept, stating that in transactions between sophisticated parties which have elements of both loan and sale, the stated intent of the parties is the "controlling consideration." In re Bevill, Bresler & Schulman Asset Mgt. Corp., 67 B.R. at 597. See also Goldstein v. Madison Nat'l Bank of Washington, D.C., 89 B.R. 274, 277 (D.D.C. 1988) (language of agreement demonstrating an intent to create an absolute assignment supported the finding of a sale despite the presence of countervailing factors); Lyon v. Ty-Wood Corp., 239 A.2d 819 (Super. Ct. Pa. 1967) (same). But see In re The Woodson Co., 813 F.2d at 272 ("Simply calling transactions `sales' does not make them so. Labels cannot change the true nature of the underlying transactions"); In re Joseph Kanner Hat Co., 482 F.2d 937, 940 (2d Cir. 1973) ("courts will determine the true nature of a security transaction, and will not be prevented

---------
(19) In Lemons, Major Funding, Coronet Capital, S.O.A.W. and Woodson, the debtors were mortgage brokers which had assigned nterests in mortgage loan to various investors, including individuals. The transactions were documented and advertised to potential investors as sales, but the investors were promised a fixed return on their investment regardless of the rate on, or performance of, the assigned loan

(20) We note in particular the case of In re Best Products Co., Inc., 157 B.R. 222 (Bankr. S.D. N.Y. 1993), in which the court applied a "substance over form" analysis to "collapse" a transaction in which a subsidiary served as a financing vehicle for its parent. In Best Products, a secured creditor had required the parent/"true" borrower to assign its rights as tenant under a ground lease to a "shell" subsidiary and to enter into a sublease with the subsidiary, which was to serve as the "technical" borrower. The structure was established to permit the creditor to "get around" stringent antideficiency rules under California law by taking a security interest in the ground lease and the sublease payments. Id. at 230. The parties also ignored the structure by causing the parent to make its "sublease" payments, to which the creditor was looking as the source of debt service payments, directly to the creditor. Id. Accordingly, the court set aside the sublease and deemed the transaction a loan to the parent.

     We believe Best Products to be distinguishable. The court found, "The sub-lease was entered into between parent and subsidiary to facilitate a loan to [the parent] from [the creditor]. Without [the parent's] significant presence, [the creditor] would not have loaned the subsidiary $2.2 million." Id. The critical distinction in this transaction, however, is that FUNB has no liability for the cash flow upon which the Certificateholders are relying. Indeed, the structure of the instant transaction renders such entities' creditworthiness not material to the Certificateholders receiving payments on the Certificates (except to the limited extent that FUNB Mortgage Loan must be repurchased).

(21) In the similar context of sale-and-leaseback transactions involving realty, courts have required a "showing by clear and convincing evidence . . . that the transaction should be deemed a disguised financing transaction" before they will exercise their power to "look through form to substance in determining the true nature of a transaction." In re Omne Partners II, 67 B.R. 793, 795 (Bankr. D.N.H. 1986) (quoting Fox v. Peck Iron & Metal Co., 25 B.R. 674, 688 (Bankr. S.D. Cal. 1981) and Pepper v. Litton, 308 U.S. 295, 304 (1939) (internal quotations omitted)).



                                     I-1-9
from exercising their function of judicial review by the form of words the parties may have chosen"); In re Evergreen Valley Resort, Inc., 23 B.R. 659, 661 (Bankr. D. Me. 1982) ("the label attached to the transaction by the parties does not control"). In this regard, we note that the relevant parties intend the Transfer to be a sale for accounting and tax purposes and that there is no attempt to evade public policy or accomplish an objective which would be prohibited if the Transfer were a financing.

     A comparison of the factors present in the Transfer with the factors generally considered by courts in a bankruptcy context supports the conclusion that the Transfer constitute a sale rather than a pledge and that the FUNB Mortgage Loans would not be the property of the receivership or conservatorship estate of FUNB.

     The economic substance of the Transfer, after giving effect to the transfer of the Certificates to the investors, is a sale. We note, for example, that there is a complete and irrevocable transfer of the rewards and risks of ownership of the FUNB Mortgage Loans. FUNB has relinquished all rights with respect to the FUNB Mortgage Loans. Specifically, FUNB will have no right to sell, pledge or otherwise dispose of the FUNB Mortgage Loans. Any change in the value of the FUNB Mortgage Loans, whether due to changes in interest rates or otherwise, would not be for the benefit or loss of FUNB.

     Further, although the breach of certain representations and warranties relative to the FUNB Mortgage Loans by FUNB may require it to repurchase one or more FUNB Mortgage Loans or substitute a conforming loan, such obligation is limited and any repurchase of or substitution of such FUNB Mortgage Loans pursuant to this obligation would result from the FUNB Mortgage Loans not being of the quality represented, not from a decline in value of or future payment defaults on the FUNB Mortgage Loans, and does not give FUNB any general right to repurchase or otherwise reacquire the FUNB Mortgage Loans or to reclaim any of the benefits of ownership. This limited repurchase obligation and substitution right is not controlled by FUNB and, accordingly, does not confer on FUNB any opportunity to capture the benefits of ownership of the FUNB Mortgage Loans.

     In addition, we note that FUNB will receive the entire consideration for the FUNB Mortgage Loans at the closing and that such consideration represents the fair market value for such FUNB Mortgage Loans. There will not be any post-closing adjustment of the purchase price and FUNB has no right or obligation to transfer additional property to the Depositor. In these circumstances, FUNB has relinquished the benefits and risk associated with ownership of the FUNB Mortgage Loans.

     These factors, and the other aspects of the transaction, indicate that the Transfer constitutes a sale rather than a pledge.

                                   CONCLUSION

     Based on the foregoing facts, advice, representations, statements, and assumptions being correct at all relevant times, and based on the discussion and analysis above, it is our opinion that, under present reported decisional authority and statutes applicable to federal



                                     I-1-10
insolvency cases, and in a properly presented case: If the FDIC were to be appointed receiver or conservator for FUNB pursuant to the FDIA, a court which acted reasonably and correctly applied the law to the facts as set forth herein after full consideration of all relevant factors would hold that the Rule applies to the transfer of the FUNB Mortgage Loans such that the FDIC could not exercise its authority under 12 U.S.C. 1821(e) to reclaim, recover, or recharacterize as property of FUNB the FUNB Mortgage Loans.

                                 QUALIFICATIONS

     The foregoing opinion assumes that the facts, representations, statements, and assumptions set forth above will be those that exist at the time a federal court considers the issues.

     While we believe that our opinion respecting the nature of the Transfer is supported by sound analysis of existing law, we have found no statutes or reported judicial authority that discuss directly whether transfers such as the Transfer would be treated as sales or pledges and have found no reported judicial authority which has considered a transaction containing all the material facts and circumstances that are present in the Transfer. In rendering our opinion, we have thus relied on cases discussing certain of the facts and circumstances that are present in the Transfer and cases discussing more generally whether the transfer of an asset was a transfer of ownership or a transfer of a more limited interest. Accordingly, our opinion is not based on directly controlling precedent but rather on what we believe to be a sound analysis of existing authorities. Also, the analysis of the nature of the Transfer and opinion thereon contained herein are based on general principles of law derived from a review of a significant body of case law and are not based on the laws of any particular state. Therefore, no opinion is rendered as to the laws of any jurisdiction other than the laws of the United States of America and we express no opinion as to the laws of any state or jurisdiction, other than the present laws of the state of New York as and to the extent we believe they may be applied or given effect by a federal court having jurisdiction of the proceeding of FUNB. Whether any particular transfer is a sale or a pledge will be generally a matter of state law and may be governed by the laws of a particular state. Most cases determining the matter in a context of a federal bankruptcy case, however, are decided on the basis of general principles of law and an analysis of the economic substance of the transaction.

     We express no opinion with respect to whether, if FUNB were to become the subject of a receivership or conservatorship proceeding under the FDIA, the FUNB Mortgage Loans which have been repurchased or otherwise acquired by FUNB, either due to a breach of certain representations or warranties relating to the FUNB Mortgage Loans or otherwise, would be property of FUNB's receivership or conservatorship estate.

     We express no opinion with respect to whether, if FUNB were to become the subject of a receivership or conservatorship proceeding under the FDIA, the Transfer would be avoided by the court as a fraudulent conveyance or based on other similar theories under the FDIA or applicable state law.



                                     I-1-11

     We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief, or equitable remedies.

     The opinions expressed above are limited to the present federal laws of the United States of America and the present laws of the state of New York, as and to the extent we believe they may be applied or given effect by a federal court having jurisdiction over the FDIA proceeding of FUNB's receivership or conservatorship estate and to present judicial interpretations thereof.

     The opinions expressed herein are not a guaranty as to what any particular court would actually hold, but an opinion as to the decision a court would reach if the issues are competently presented to it and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, we note that legal opinions on insolvency matters unavoidably have inherent limitations that generally do not exist in respect of other issues on which opinions to third parties are typically given. These inherent limitations exist primarily because of the pervasive equity powers of the courts, the overriding goal of reorganization and depositor protection, as applicable, to which other legal rights and policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy and insolvency process. The recipients of this opinion should take these limitations into account in analyzing the insolvency risks associated with the transactions described herein.

     The opinions expressed above are given to you solely for your own benefit, are not binding on any court, and may not be quoted in whole or in part or otherwise referred to in any legal opinion, document, or other report to be furnished to another person or entity without our prior written consent.


                                                Very truly yours,



                                     I-1-12

                                   SCHEDULE A

Credit Suisse First Boston Corporation        First Union Securities, Inc.
Eleven Madison Avenue                         First Union Capital Markets Group
New York, NY  10010                           One First Union Center
                                              Charlotte, NC  28288-0175

McDonald Investments Inc.                     Wells Fargo Bank Minnesota, N.A.
800 Superior Avenue                           45 Broadway, 12th Floor
Cleveland, OH  44114                          New York, NY  10006

Salomon Smith Barney Inc.                     Moody's Investors Service, Inc.
388 Greenwich Street, 11th Floor              99 Church Street
New York, NY  10013                           New York, NY  10007

Fitch Inc.
One State Street Plaza
New York, NY  10004













                                     I-1-13

                            FIRST UNION NATIONAL BANK
                              OFFICER'S CERTIFICATE


     In connection with the insolvency opinion dated June [__], 2001 (the "Opinion") to be delivered to Fitch, Inc., Moody's Investors Service, Inc., Credit Suisse First Boston Corporation, McDonald Investments Inc., First Union Securities, Inc., Salomon Smith Barney Inc. and Wells Fargo Bank Minnesota, N.A. by Cadwalader, Wickersham & Taft, in connection with the issuance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 pursuant to that certain Pooling and Servicing Agreement, dated as of June 1, 2001, by and among Credit Suisse First Boston Mortgage Securities Corp, as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee, the undersigned hereby certifies that, to the best of his knowledge after due inquiry and review of the Opinion:

     1. The undersigned understands that Cadwalader, Wickersham & Taft is relying on this Certificate in connection with the execution and delivery of the Opinion.

     2. The facts and assumptions contained in the section of the Opinion entitled "Facts and Assumptions" insofar as they pertain to the undersigned are true and correct as of the date hereof.

     3. The undersigned has no reason to believe that any statement or fact expressed in the section of the Opinion entitled "Facts and Assumptions" is untrue, inaccurate or incomplete.

     4. I have been duly authorized to execute this Certificate on behalf of First Union National Bank.

Dated:  June [__], 2001                   FIRST UNION NATIONAL BANK


                                          By:
                                              ----------------------------
                                              Name:  Alan Kronovet
                                              Title: Vice President








                                     I-1-14

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                              OFFICER'S CERTIFICATE

     In connection with the insolvency opinion dated June [__], 2001 (the "Opinion") to be delivered to Fitch, Inc., Moody's Investors Service, Inc., Credit Suisse First Boston Corporation, McDonald Investments Inc., First Union Securities, Inc., Salomon Smith Barney Inc. and Wells Fargo Bank Minnesota, N.A. by Cadwalader, Wickersham & Taft, in connection with the issuance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 pursuant to that certain Pooling and Servicing Agreement, dated as of June 1, 2001, by and among Credit Suisse First Boston Mortgage Securities Corp, as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee, the undersigned hereby certifies that he is the duly elected or appointed, qualified and acting Vice President of the Company, and certifies further that:

     1. He has made such investigation, including discussions with other responsible officers of the Company, as is necessary to enable him to deliver this certificate.

     2. The Company, to the best of its knowledge, did not (i) execute the FUNB Purchase Agreement, (ii) take from FUNB an assignment of the FUNB Mortgage Loans, or (iii) otherwise effectuate or consummate any transfer pursuant to the FUNB Purchase Agreement:

          (a) in contemplation by Credit Suisse First Boston Mortgage Securities Corp of FUNB's insolvency;

          (b) after FUNB committed an act of insolvency;

          (c) with intent to hinder, delay or defraud FUNB or its creditors;

          (d) with a view to preferring one creditor of FUNB over another; or

          (e) with a view to preventing the application of FUNB's assets in the manner required by applicable law or regulations.

     3. Credit Suisse First Boston Mortgage Securities Corp's agreements expressed in the FUNB Purchase Agreement resulted from arm's-length bona fide negotiations on the part of the Company.




                                     I-2-1

          All capitalized terms used herein and not otherwise defined herein shall have the same meaning herein as in the Opinion.

Dated:  June __, 2001                        CREDIT SUISSE FIRST BOSTON
                                             MORTGAGE SECURITIES CORP.


                                             By:
                                                 --------------------------
                                                  Name:
                                                  Title:

                                   EXHIBIT I-2

               FORM OF OPINION II OF CADWALADER WICKERSHAM & TAFT,
                  SPECIAL COUNSEL TO FIRST UNION NATIONAL BANK


                                  June 13, 2001


Addressees Listed on Schedule A

     Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ----------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to First Union National Bank, a national banking association (the "Mortgage Loan Seller"), in connection with the Mortgage Loan Purchase Agreement, dated as of June 12, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and the Mortgage Loan Seller. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Mortgage Loan Purchase Agreement. We are rendering this opinion letter to you at the request of the Mortgage Loan Seller pursuant to Section 7(vii) of the Mortgage Loan Purchase Agreement.

     In rendering the opinions set forth below, we have examined and relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Mortgage Loan Purchase Agreement, and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinions that were not known to us, we have relied upon statements and representations of officers and other representatives of the Mortgage Loan Seller, the Depositor and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinions, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the Mortgage Loan Seller in connection with the preparation and delivery of this letter.

     We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power



                                     I-2-1
and legal right to execute and deliver all such documents, agreements and instruments, and (other than with respect to the Mortgage Loan Seller) that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties.

     We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, to the extent expressly referred to in this opinion letter, the federal laws of the United States of America.

     Based upon and subject to the foregoing, we are of the opinion that the Mortgage Loan Purchase Agreement constitutes a legal, valid and binding agreement of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification and contribution obligations and provisions (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (b) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

     We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or entity or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion for changes in fact or law, or otherwise.

                                            Very truly yours,











                                     I-2-2

                                   SCHEDULE A


Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Fitch, Inc.
One State Street Plaza
New York, New York  10004

Credit Suisse First Boston
Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York  10013

First Union Securities, Inc.
One First Union Center
Charlotte, North Carolina  28288-1075

Key Corp Real Estate Capital Markets, Inc.
911 Main Street
Suite 1500
Kansas City, Missouri  64105

Wells Fargo Bank, Minnesota, N.A.
1000 Broken Land Parkway
Columbia, Maryland  21044-3562





                                     I-2-3

                                   EXHIBIT I-3

                 FORM OF LETTER OF CADWALADER WICKERSHAM & TAFT,
                  SPECIAL COUNSEL TO FIRST UNION NATIONAL BANK


                                  June 13, 2001


Addressees Listed on Schedule A

     Re Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ----------------------------------------------------------------

Ladies and Gentlemen:

     We are rendering this letter pursuant to (i) Section 7(ix) of the Mortgage Loan Purchase and Sale Agreement, dated as of June 12, 2001, (the "Mortgage Loan Purchase Agreement"), between First Union National Bank (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp. (the "Company"), relating to the sale by the Seller and the purchase by the Company of certain commercial and multifamily mortgage loans (the "First Union Mortgage Loans") and (ii)
Section 6(l) of the Underwriting Agreement dated June 12, 2001 (the "Underwriting Agreement"), among the Company, First Union Securities, Inc. ("FUSI"), Credit Suisse First Boston Corporation ("CSFBC"), Salomon Smith Barney Inc. ("SSB") and McDonald Investments Inc. (together with FUSI, CSFBC and SSB, the "Underwriters") relating to the sale by the Company and the purchase by the Underwriters of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates (the "Offered Certificates"). The Class A-X, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates (the "Non-offered Certificates") are being sold pursuant to a Certificate Purchase Agreement by and between the Company and CSFBC. The Offered Certificates and Non-offered Certificates are being issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, KeyCorp Real Estate Capital Markets, Inc., as master servicer and as special servicer and Wells Fargo Bank Minnesota, N.A., as Trustee. Capitalized terms used herein but not defined herein have the respective meanings given them in the Mortgage Loan Purchase Agreement.

     We have acted as special counsel to the Seller in connection with the aforementioned transaction, and have been asked by the Seller to deliver this letter with respect to the Company's Prospectus, dated June 5, 2001 (the "Base Prospectus"), as supplemented by the Prospectus Supplement, dated June 12, 2001, relating to the Offered Certificates (collectively with the Base Prospectus, the "Prospectus"), solely with respect to the information contained therein relating to the First Union Mortgage Loans, which Prospectus is included as an exhibit to the Confidential Offering Circular, dated June 12, 2001, relating to the Non-offered Certificates.

     We assume, for purposes of this letter, the conformity of the text of the Prospectus filed with the Securities and Exchange Commission (the "Commission") through the



                                     I-3-1

Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed Prospectus reviewed by us. This letter is also limited to the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Mortgage Loan Purchase Agreement.

     We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information contained in the Prospectus, and we do not pass upon such information or assume any responsibility therefor. In particular, without limiting the generality of the foregoing and with your consent, we have not reviewed any files relating to the First Union Mortgage Loans including, without limitation, any documents prepared or delivered in connection with the origination, modification or assignment of the First Union Mortgage Loans, except: (1) the First Union Mortgage Loans identified on Exhibit A hereto that we reviewed pursuant to our transaction due diligence and (2) the First Union Mortgage Loans identified on Exhibit B hereto where we acted as counsel to the lender. However, in the course of our review of the Prospectus, we have attended certain conferences and participated in conversations with representatives of the Seller, representatives of the Company, and the Company's independent public accountants. On the basis of the information which we gained in the course of the representation referred to above and our examination of the documents referred to above, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Prospectus which causes us to believe that, as of the date of the Prospectus or as of the date hereof, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to (a) any information incorporated by reference in the Prospectus, (b) the adequacy or accuracy of (i) the financial, numerical, statistical or quantitative information included in the Prospectus or (ii) any information contained in any computer disk, CD-ROM or other electronic media accompanying the Prospectus Supplement, or (c) any information in the Prospectus other than information describing the First Union Mortgage Loans.

     We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or entity or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion for changes in fact or law, or otherwise.

                                              Very truly yours,





                                     I-3-2

                                    EXHIBIT A

                Loan Number                     Loan Name
                -----------               ---------------------------
                  100474                  Colony West Apartments
                  100430                  Cambridge Towers Apartments
                  100329                  Palm Garden Apartments
                  100363                  Sabal Palms Apartments
                  100417                  Vista Pointe Apartments










                                     I-3-3

                                    EXHIBIT B



               Loan Number                       Loan Name
               -----------               -------------------------
                 100462                  Cimarron Apartments
                 100464                  Las Brisas Apartments
                 100463                  Gossett Gables Apartments










                                     I-3-4

                                   SCHEDULE A


First Union Securities, Inc.
One First Union Center
Charlotte, North Carolina  28288-1075

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York  10013

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010













                                     J-1-5

                                   EXHIBIT J-1

                   FORM OF OPINION I OF COUNSEL TO THE TRUSTEE


Credit Suisse First Boston             KeyCorp Real Estate Capital Markets, Inc.
Mortgage Securities Corp.              d/b/a/ Key Commercial Mortgage
11 Madison Avenue                      911 Main Street, Suite 1500
New York, New York 10010               Kansas City, Missouri 64105

Fitch, Inc.                            Moody's Investors Service, Inc.
One State Street Plaza, 31st Floor     99 Church Street, 4th Floor
New York, New York 10004               New York, New York 10007

McDonald Investments Inc.              Credit Suisse First Boston Corporation
800 Superior Avenue                    11 Madison Avenue
Cleveland, Ohio 44114                  New York, New York 10010

Salomon Smith Barney Inc.              First Union Securities, Inc.
388 Greenwich Street                   One First Union Center
New York, New York 10013               Charlotte, North Carolina 28288

     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
          ---------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Wells Fargo Bank Minnesota, N. A., a national banking association, in its role as trustee (the "Trustee") in connection with the issuance of the above referenced Certificates (the "Certificates") pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and the Trustee (the "Agreement"). All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

     In connection with rendering this opinion letter, we have examined the Agreement and such other documents as we have deemed necessary. As to certain factual matters, we have relied, to the extent we have deemed proper, on statements in the Agreement and certificates of, or other documents obtained from, officers or representatives of the Trustee or other parties to the Agreement or public officials. In rendering this opinion letter, we have also assumed, without independent investigation (i) the authenticity of all documents submitted to us as originals, the genuineness of signatures on all original documents, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as certified, conformed, photographic or telecopied copies; (ii) the conformity to the requirements of the Agreement, of the Mortgage Notes, the Mortgages and other documents delivered or caused to be delivered to the Trustee by or on behalf of the Depositor; (iii) the performance by all parties to the Agreement in accordance with their covenants and agreements made therein; (iv) that the representations and warranties set forth in the Agreement are true and correct, as to factual



                                     J-1-1
matters; (v) that the Trustee has been duly organized and is validly existing under the laws of the United States of America; (vi) that the execution, delivery and performance of the Agreement by the Trustee do not conflict with or violate any of the Trustee's organizational documents or by-laws or any provision of any order, writ, judgment, injunction, decree, agreement, determination or award applicable to the Trustee, do not violate any statute, law or regulation of the United States of America and do not require any authorization, approval or other action by, or notice to or filings with, any governmental authority or regulatory body of the United States of America, other than those that have been duly obtained or made and are in full force and effect; (vii) that the Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligations of the parties thereto (other than the Trustee); (viii) that the Agreement is duly authorized, executed and delivered by the Trustee; (ix) that the Agreement is executed and delivered in the form examined by us; and (x) that there is not any agreement that materially supplements or otherwise modifies the agreements expressed in the Agreement.

     Certain attorneys of this Firm are members of the bar of the State of New York. In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York, nor do we express any opinion concerning the application of the "doing business" laws of any jurisdiction (including New York) or the obligation of the Trustee to obtain any authorization, consent, approval or license of, give notice to, or register with, or take any other action with respect to any governmental or regulatory authority or agency. We have made no independent investigations as to, or passed on, the operation of the Trust or the sale of the Certificates in New York or in any other state or the characterization of the Certificates or the Trust for federal or state tax law purposes. We do not express any opinion on any issue not expressly addressed below.

     Based upon the foregoing and subject to the assumptions, limitations and qualifications herein, it is our opinion that the Agreement constitutes a valid, legal and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms.

     However, we express no opinion as to any of the following: (i) the effect on enforceability of (a) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally as they may be applied in the context of a national banking association, or (b) general principles of equity, including (without limitation) concepts of materiality, reasonableness, public policy, good faith, fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law); (ii) any federal or state securities law; (iii) the enforceability of any indemnity, contribution, set off or judgment currency provisions; (iv) any law, rule, regulation, ordinance, code, guideline or similar provision of law of any county, municipality or similar political subdivision or any agency or instrumentality thereof; (v) any law, rule or regulation (a) the violation of which would not have a material adverse effect on the Trustee or (b) to which the Trustee may be subject as a result of any other person's legal or regulatory status or any such other person's involvement in the transactions contemplated by the Agreement; (vi) clauses relating to severability or similar clauses; (vii) any clause stating that rights and remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies; (viii) the



                                     J-1-2
availability of the defense of inconvenient forum in any action or proceeding in any court sitting in the State of New York arising out of or relating to any matter under the Agreement; (ix) the effectiveness of any waiver of venue or waiver of jury trial; (x) any agreement to the sole jurisdiction of any court or to the jurisdiction of a Federal court to the extent of the lack of subject matter or diversity jurisdiction, or to the exclusive jurisdiction of any court;
(xi) any provision of the Agreement (a) restricting access to legal or equitable remedies, (b) providing that the Agreement may only be amended, modified or waived in writing, or (c) waiving rights or remedies which, as a matter of law, cannot be waived; or (xii) usury.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document.

                                           Very truly yours,



                                           MAYER, BROWN & PLATT
















                                     J-1-3

                                   EXHIBIT J-2

                  FORM OF OPINION II OF COUNSEL TO THE TRUSTEE


                                  June 13, 2001


Credit Suisse First Boston Mortgage    KeyCorp Real Estate Capital Markets, Inc.
Securities Corp.                       D/b/a/ Key Commercial Mortgage
11 Madison Avenue                      911 Main Street, Suite 1500
New York, New York  10010              Kansas City, Missouri  64105

Fitch, Inc.                            Moody's Investors Service, Inc.
One State Street Plaza, 31st Floor     99 Church Street, 4th Floor
New York, New York  10004              New York, New York  10007

Union Capital Investments LLC          McDonald Investments Inc.
3490 Piedmont Road, Suite 1010         800 Superior Avenue
Atlanta, Georgia  30305                Cleveland, Ohio  44114

First Union National Bank              Credit Suisse First Boston Corporation
201 South College Street               11 Madison Avenue
Charlotte, North Carolina  28288       New York, New York  10010

KeyBank National Association           Column Financial, Inc.
Key Tower, 127 Public Square           3414 Peachtree Road, Suite 1140
Cleveland, Ohio  44114                 Atlanta, Georgia  30326

     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2001-CK3
          ---------------------------------------------------------------

Ladies and Gentlemen:

     I am Senior Counsel of Wells Fargo & Company, the parent corporation of Wells Fargo Bank Minnesota, N.A., a national banking association ("Wells Fargo"), and have been requested by Wells Fargo to give this opinion in connection with the Pooling and Servicing Agreement dated as of June 1, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a/ Key Commercial Mortgage, as master servicer and special servicer, and the Trustee relating to the issuance of the above-referenced certificates (the "Certificates"). Capitalized terms used herein but not defined herein have the meanings given to them in the Agreement.

     In rendering the opinions set forth below, I have examined and relied upon the originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Agreement and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the Closing Date, as I have deemed appropriate as a basis for the opinions expressed below. In such examination, I



                                     J-2-1
have assumed the genuineness of all signatures (other than Wells Fargo), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of all documents, agreements and instruments submitted to me as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed. As to any facts material to such opinions that were not known to me, I have relied upon statements and representations of officers and other representatives of Wells Fargo.

     Based upon the foregoing, I am of the opinion that:

     1. Wells Fargo has been duly incorporated and is validly existing as a national banking association and is duly qualified to do business and in good standing under the laws of each jurisdiction in which the performance of its duties under the Agreement would require such qualification and has the requisite power and authority to execute, deliver and perform its obligations under the Agreement.

     2. The Agreement has been duly authorized, executed and delivered by Wells Fargo and, assuming valid execution and delivery thereof by the other parties thereto, the Agreement constitutes a valid and legally binding agreement of Wells Fargo, enforceable against Wells Fargo in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles regardless of whether such enforcement is considered in a proceeding at law or in equity.

     3. No consent, approval, authorization or order of any Minnesota or federal court or governmental agency or body is required for the consummation by Wells Fargo of the transactions contemplated by the terms of the Agreement except any such as may be required under the blue sky laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignments of the mortgage loans evidenced by the Certificates pursuant to the Agreement that have not yet been completed and any approvals as have been obtained.

     4. The consummation of the transactions contemplated by the terms of the Agreement does not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, (i) the articles of incorporation or bylaws of Wells Fargo, (ii) to my knowledge, any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, (iii) any Minnesota or federal statute or regulation applicable to Wells Fargo or (iv) any order known to me of any Minnesota or federal court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

     5. To the best of my knowledge after due inquiry, there are no legal or governmental actions, investigations or proceedings pending to which Wells Fargo is a party, or threatened against Wells Fargo (a) asserting the invalidity of the Agreement or (b) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the



                                     J-2-2
validity or enforceability of, the Agreement. For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to a member of the law department of Wells Fargo & Company a present intention to initiate such proceedings.

     I am admitted to practice law in the State of Minnesota. The opinions expressed herein are limited to the present laws of the State of Minnesota and the Federal laws of the United States. For purposes of the opinion expressed in numbered paragraph 2 above with respect to the enforceability of the Agreement, I have assumed that the laws of the State of New York are the same as the laws of the State of Minnesota.

     This letter is delivered to, and for the use of, the above addressees in connection with the Agreement. This letter may not be delivered to any other party for any purpose, and the opinions expressed herein may not be relied on by any other party except upon my written consent.

                                             Very truly yours,


                                             Timothy J. Carlin
                                             Senior Counsel








                                     J-2-3

                                   EXHIBIT K-1

                   FORM I OF DEPOSITOR'S OFFICER'S CERTIFICATE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CK3

                      CERTIFICATE OF ASSISTANT SECRETARY OF
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

     I, Rhonda Matty, hereby certify that I am a duly appointed Assistant Secretary of Credit Suisse First Boston Mortgage Securities Corp. (the "Company"), and further certify as follows:

     1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

     2. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated.

     3. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Company and his genuine signature is set forth opposite his name:

           NAME                    OFFICE                  SIGNATURE
           ----                    ------                  ---------

--------------------------   --------------------   ----------------------------

--------------------------   --------------------   ----------------------------

     4. Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Company, which Certificate of Incorporation and By-Laws are, on the date hereof, and have been at all times since the formation of the Company, in full force and effect.

     5. Attached hereto as Exhibit II is a certificate of good standing of the Company issued by the Secretary of State of the State of Delaware within ten
(10) days of the date hereof and no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date thereof which has affected the good standing of the Company under the laws of the State of Delaware.

     6. The Board of Directors, by unanimous written consent dated ________, 2001 (the "Resolutions"), authorized all actions necessary to accomplish the issuance and sale of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through



                                     K-1-1

Certificates, Series 2001-CK3. The Resolutions are attached hereto as Exhibit
III. The Resolutions have not been amended, modified, annulled or revoked since they were adopted, and are in full force and effect as of the date hereof, and the instruments authorized in the Resolutions were executed pursuant thereto and in compliance therewith.

     Capitalized terms used but not defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of June 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of June , 2001.


                                              -----------------------------
                                              Name:  Rhonda Matty
                                              Title: Assistant Secretary











                                     K-1-2

                                   EXHIBIT K-2

                  FORM II OF DEPOSITOR'S OFFICER'S CERTIFICATE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CK3

                          CERTIFICATE OF THE DEPOSITOR


     In connection with the issuance of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"), pursuant to a Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as (the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as master servicer and as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, and the sale of the Certificates pursuant to the Underwriting Agreement dated as of June ___, 2001 (the "Underwriting Agreement"), between the Depositor, Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald"), First Union Securities, Inc. ("FUS") and Salomon Smith Barney Inc. ("SSBI"; and, together with CSFB, McDonald and FUS, the "Underwriters"), and the Certificate Purchase Agreement dated as of June ___, 2001 (the "Certificate Purchase Agreement"), between the Depositor and CSFB (together, the Pooling and Servicing Agreement, the Underwriting Agreement and the Certificate Purchase Agreement are referred to as the "Agreements"), the Depositor does hereby certify that (A) the representations and warranties of the Depositor in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (B) the Depositor has in all material respects complied with all the agreements and satisfied all the conditions on its part required under the Agreements to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreements.

     Certified June   , 2001



                                             CREDIT SUISSE FIRST BOSTON
                                             MORTGAGE SECURITIES CORP.



                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:








                                     K-2-1

                                    EXHIBIT L

                     FORM OF TRUSTEE'S OFFICER'S CERTIFICATE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CK3

                             CERTIFICATE OF TRUSTEE


     I, ______________________, a Vice President of Wells Fargo Bank Minnesota, N.A. ("Wells Fargo"), the trustee under the Pooling and Servicing Agreement, dated as of June ___, 2001 (the "Agreement"), between Credit Suisse First Boston Mortgage Securities Corp., as Depositor, KeyCorp Real Estate Capital Markets Inc. d/b/a Key Commercial Mortgage, as Master Servicer and Special Servicer, and Wells Fargo, as Trustee, hereby certify the following information. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     (a) Wells Fargo is the Trustee under the Agreement.

     (b) The Agreement has been duly executed and acknowledged on behalf of the Trustee by ____________________, [Vice President], its authorized signatory, and the Agreement has been duly delivered on behalf of the Trustee.

     (c) Attached hereto as Exhibits A, B, and C respectively, are true and correct copies of the Organization Certificate, amended By-Laws and Resolutions of the Board of Directors of Wells Fargo, each of which is in full force and effect on the date hereof.

     (d) The signature set forth below, opposite the name and title of the above-mentioned officer of the Trustee, is her authentic and genuine signature.

          OFFICE                     NAME                  SIGNATURE
          ------                     ----                  ---------

--------------------------   --------------------   ----------------------------

--------------------------   --------------------   ----------------------------

     (e) The officer named in paragraph (d) above was at the time of the acts referred to in paragraph (b) above and (f) below, and is at the date hereof, duly appointed, qualified and acting as an officer of the Trustee, and is duly authorized to perform such acts, and the signature on the Agreement is her true signature.

     (f) The Certificates dated the date hereof and provided for by the Agreement have been authenticated, on behalf of the trust created by the Agreement, by authorized officers of the Trustee.

     (g) The Certificates have on or before this date been delivered, by the Trustee, to or on the order of the Depositor.


Dated:  June ___, 2001


WELLS FARGO BANK MINNESOTA, N.A.,
as Trustee


By:
   ------------------------------
Name:
Title:

                                    EXHIBIT M

     FORM OF MASTER SERVICER'S AND SPECIAL SERVICER'S OFFICER'S CERTIFICATE

                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC.

                              OFFICER'S CERTIFICATE


     The undersigned, Edward J. Burke, a Senior Vice President of KeyCorp Real Estate Capital Markets, Inc. (the "Corporation"), in connection with the Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Corporation, Credit Suisse First Boston Mortgage Securities Corp. and Wells Fargo Bank Minnesota, N.A., as Trustee (unless otherwise indicated, defined terms used herein shall have the meanings assigned to them in the Pooling and Servicing Agreement), hereby certifies that, to the best of his knowledge, after reasonable investigation:

     1. The undersigned has carefully examined the Prospectus Supplement and nothing has come to the attention of the undersigned that would lead the undersigned to believe that the statements in the Prospectus Supplement relating to the Corporation and its operations contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2. The representations and warranties made by the Corporation in the Pooling and Servicing Agreement were true and correct in all material respects as of the date of the Pooling and Servicing Agreement and are true and correct in all material respects as of the date hereof.

     3. The Corporation has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under the Pooling and Servicing Agreement on or prior to the Closing Date.

     IN WITNESS WHEREOF, the above named officer has hereunto signed his name.

Dated:  June __, 2001


                                                 ------------------------
                                                 Edward J. Burke
                                                 Senior Vice President

                                    EXHIBIT N

              FORM OF COMPUTATIONAL MATERIAL/ABS TERM SHEET LEGEND


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.








                                      N-1